                                                                   Exhibit 10.16

                    SOFTWARE LICENSE AND SUPPORT AGREEMENT



                                    between



                             Unwired Planet, Inc.

                                      and

                         AT&T Wireless Services, Inc.



                            Dated as of May 1, 1996


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   CONTENTS

Section 1.  Definitions....................................................  1

Section 2.  License........................................................  4

  2.1 Grant of License for UPI Software....................................  4

  2.2 Grant of License for Application Server Software.....................  4

      2.2.1 Grant..........................................................  4

      2.2.2 Limitations on Use.............................................  5

      2.2.3 No Content Restrictions........................................  6

  2.3 Limitation...........................................................  6

  2.4 Delivery.............................................................  6

Section 3. Software Integration Services...................................  6

  3.1 Scope................................................................  6

  3.2 Schedule and Duration................................................  7

  3.3 Cooperation..........................................................  7

Section 4. Support Services................................................  7

  4.1 Scope................................................................  7

  4.2 [****************]...................................................  7

  4.3 Duration.............................................................  8

Section 5. Compensation....................................................  8

  5.1 Fee for License and Software Integration Services....................  8

  5.2 [Superseded by Section 5 of Third AT&T Amendment]....................  8

  5.3 Fees for Support Services............................................  8

  5.4 Payments.............................................................  9

  5.6 Payment in Full......................................................  9

  5.7 [*******************]................................................  9

                                                                          PAGE i

Section 6. Proprietary Rights..............................................  10

   6.1 Ownership...........................................................  10

   6.2 Source Code Escrow..................................................  10

   6.3 Trademarks and Trade Names..........................................  10

   6.4 Marketing Limitations...............................................  11

   6.5 Content Provider Licenses...........................................  11

Section 7. Warranty and Indemnification....................................  11

   7.1 Warranty............................................................  11

   7.2 Indemnification.....................................................  11

       7.2.1 General.......................................................  11

       7.2.2 Infringement..................................................  12

       7.2.3 Additional Infringement Remedies..............................  12

       7.2.4 Limitations...................................................  12

       7.2.5 Indemnification by AT&T.......................................  12

       7.2.6 Entire Liability..............................................  13

Section 8. Term and Termination............................................  13

   8.1 Term................................................................  13

   8.2 Termination.........................................................  13

       8.2.1 Termination of Term...........................................  13

       8.2.2 Termination of License........................................  13

   8.3 Effect of Termination of License....................................  14

   8.4 Effect of Termination of Term.......................................  14

   8.5 Survival............................................................  14

Section 9. Arbitration.....................................................  14

   9.1 Selection of Arbitrator.............................................  14

   9.2 Location............................................................  14

                                                                         PAGE ii

   9.3 Jurisdiction........................................................  15

   9.4 Decision............................................................  15

   9.5 Costs...............................................................  15

Section 10. Miscellaneous..................................................  15

   10.1 Performance........................................................  15

   10.2 Confidential Information...........................................  15

   10.3 No Consequential Damages...........................................  16

   10.4 Force Majeure......................................................  16

   10.5 Limitation of Damages..............................................  16

   10.6 Independent Contractor.............................................  16

   10.7 Assignment.........................................................  17

   10.8 No Delegation of Duties............................................  17

   10.9 Notices............................................................  17

   10.10 Nonwaiver.........................................................  17

   10.11 Compliance and Severability.......................................  17

   10.12 Counterparts......................................................  17

   10.13 Entire Agreement..................................................  18

   10.14 Governing Law.....................................................  18

                                                                        PAGE iii

                               LIST OF EXHIBITS
                               ----------------

-----------------------------------------------------------------------------------------------------
       Exhibit                             Description                               Reference
       -------                             -----------                               ---------
-----------------------------------------------------------------------------------------------------
          A                Licensed. Programs and Documentation
-----------------------------------------------------------------------------------------------------

          B                Escrow Agreement
-----------------------------------------------------------------------------------------------------

          C                Software Integration Services
-----------------------------------------------------------------------------------------------------

         2C                Email Services
-----------------------------------------------------------------------------------------------------

          D                Specifications
-----------------------------------------------------------------------------------------------------

          E                Support Services
-----------------------------------------------------------------------------------------------------

          F                Initial Server Sites
-----------------------------------------------------------------------------------------------------

          G                [Superseded by Section 5 of the Third AT&T Amendment]
-----------------------------------------------------------------------------------------------------

          H                Commercial Server Acceptance Criteria
------------------------------------------------------------------------------------------------------

          I                Designated Information Services
------------------------------------------------------------------------------------------------------

                    SOFTWARE LICENSE AND SUPPORT AGREEMENT



     This Agreement, dated as of May 1, 1996, is made and entered into by and between Unwired Planet, Inc., a Delaware corporation ("UPI"), and AT&T Wireless Services, Inc., a Delaware corporation ("AT&T").

                                    RECITALS

     A.   AT&T has made an investment in the capital stock of UPI; and

     B. In consideration with and as a part of such investment the parties understood and agreed that UPI would grant to AT&T certain licenses to certain UPI software as described in this Agreement; and

     C. The terms and conditions of such licenses are the result of AT&T's investment in UPI.

                                   AGREEMENT

     Therefore, AT&T and UPI agree as follows:

Section 1.  Definitions

     Whenever used in this Agreement with initial letters capitalized, the following terms will have the following specified meanings:

     1.1 "Affiliate" means any Person that controls, is controlled by or is under common control with a party.

     1.2 "ANT Server" means a UPI Air Network Translator server (also referred to as "UPILink Gateway") used to transmit UPI formatted data to and from UPI Supported Devices.

     1.3 "Application Server" means the server computer or computers on which the Information Application Software is to be loaded and executed.

     1.4 "Application Server Program" means the object code version of the UPI application server program described in, and which complies with, the Specifications applicable thereto, together with any and all Upgrades and Enhancements to such application server program delivered by UPI to AT&T pursuant to this Agreement.

     1.5 "Application Server Software" means the Application Server Program and the related Documentation.

     1.6 "Application Server Software Source Code" means all source code owned or licensed by UPI for the Application Server Software.

     1.7 "AT&T Internal User" means any user of the UPI Service who is an employee of AT&T or its Affiliates, or an agent, contractor or representative of AT&T or its Affiliates while engaged on AT&T's or its Affiliates' behalf.

     1.8 "AT&T Network" means any network operated or utilized by AT&T or its Affiliates.

     1.9 "Confidential Information" means any information of either party which is not generally known to the public, whether of a technical, business or other nature (including, but not necessarily limited to: trade secrets, know how, computer program source codes, and information relating to the customers, business plans, promotional and marketing activities, finances and other business affairs of such party); provided that the same is conspicuously marked or otherwise identified as confidential or proprietary information prior to, upon or promptly after receipt by the other party; and provided further that the UPI Software Source Code and the Application Server Software Source Code will be deemed to constitute the Confidential Information of UPI.

     1.10 "Content Provider" means any person that provides content that is made available to Subscribers over the AT&T Network.

     1.11 "Documentation" means all manuals, instructions and other documents relating to the use, operation, maintenance and servicing of the Licensed Programs or the AppliCation Server Program, as the case may be, described on the attached Exhibit A. The Documentation may be in printed or machine readable form.

     1.12 "Enhancement" means any enhancement, improvement, modification, update or new release of any UPI Software or the Application Server Software, as the case may be, but does not include Upgrades.

     1.13 "Escrow Agent" means Data Securities International, Inc., or another third party designated by UPI and approved by AT&T (which approval will not be unreasonably withheld) to act as the escrow agent under the Escrow Agreement.

     1.14 "Escrow Agreement" means an escrow agreement substantially in the form attached as Exhibit B or such other form as may be agreed upon by the parties.

     1.15 "HDML" means the handheld device markup language that is used to select, format, interpret and communicate data to or from a UPI Supported Device through the ANT Server.

     1.16 "Information Application Software" means the AT&T-provided HDML application software used in connection with the UPI Software and the Application Server Software to enable data communications between UPI Supported Devices and the Application Server as a part of the provision by AT&T of an Information Service.

     1.17 "Information Service" means the service provided by AT&T to its Subscribers that (a) enables them to use UPI Supported Devices to send and receive information over the ANT Server and the Application Server, and (b) is implemented using the Information Application Software.

     1.18 "Launch Date" means the date on which the parties agree in writing that the Licensed Programs and Application Server Program are fully installed and in use by AT&T to provide commercial service to its customers.

     1.19 "Licensed Programs" means the computer programs described on the attached Exhibit A, together with any and all Upgrades and Enhancements to such computer programs that are delivered by UPI to AT&T pursuant to this Agreement.

     1.20 "Major Release Event" means any one of the following: (a) UPI no longer provides, or no longer has the capability to provide, ongoing maintenance and support for the UPI Software or the Application Server Software (including, without limitation, the refusal or total failure to provide to

AT&T and its Affiliates any of the Support Services required to be provided under this Agreement); or (b) this Agreement is rejected on behalf of UPI by the debtor-in-possession or trustee in bankruptcy.

     1.21 "Minor Release Event" means any event with gives AT&T the right to immediately terminate the Term pursuant to paragraph 8.2, regardless of whether AT&T elects to exercise such right of termination.

     1.22 "Person" means any individual, corporation, partnership, trust, association or other entity.

     1.23 "Proprietary Right" means any patent, copyright, trademark, mask work, trade secret or other intellectual property right.

     1.24 "Release Event" means any Major Release Event or any Minor Release Event.

     1.25 "Services" means the Software Integration Services, the Support Services and any other services performed or to be performed by UPI under this Agreement.

     1.26 "Software Integration Services" means the services performed or to be performed by UPI under this Agreement in connection with the installation, integration and implementation of the Licensed Programs and Application Server Program, as more specifically described in Section 3 and the attached Exhibit C.

     1.27 "Specifications" means the design, functional and performance specifications for the UPI Software and the Application Server Software set forth in the attached Exhibit D.

     1.28 "Subscriber" means a subscriber to the UPI Service who has taken all steps reasonably required by AT&T to subscribe to the UPI Service. The Subscribers will not include, without limitation, any AT&T Internal Users.

     1.29 "Support Services" means the on-going software maintenance and support services performed or to be performed by UPI under this Agreement, as more specifically described in Section 4 and the attached Exhibit E.

     1.30 "Term" means the term of this Agreement described in Section 8.

     1.31 "Upgrade" means any functional change to the UPI Software or the Application Server Software, as the case may be, that is required to keep the code compatible and consistent with the underlying infrastructure, including without limitation bug fixes, corrections and modifications.

     1.32 "UPI" means Unwired Planet, Inc.

     1.33 "UPI Client Software" means computer software owned by UPI and used by UPI Supported Devices to enable such devices to communicate with server computers utilizing the UPI Software.

     1.34 "UPI Service" means the information and/or transaction services offered by AT&T using the UPI Software to transmit UPI-formatted data over an AT&T Network to and from UPI Supported Devices.

     1.35 "UPI Software" means the Licensed Programs and related Documentation.

       1.36 "UPI Software Source Code" means all source code owned or licensed by UPI for the UPI Software.

       1.37 "UPI Supported Device" means a remote communications device utilizing UPI Client Software to send and receive data from the ANT Server.

Section 2.  License

       2.1  Grant of License for UPI Software

       UPI hereby grants to AT&T and its Affiliates that operate or utilize an AT&T Network a nonexclusive, worldwide, license to do the following until such time as the license granted herein terminates in the manner described in paragraphs 8.2.2 and 8.3:

           (a) install and use the Licensed Programs on any ANT Server situated at the site or sites identified on the attached Exhibit F and any other site or sites designated from time to time by AT&T;

           (b) copy and reproduce the Licensed Programs in connection with the exercise of the rights granted under (a), above;

           (c) make and keep a reasonable number of copies of the Licensed Programs for archival or backup purposes provided that AT&T keeps such copies securely stored in a locked area with access restricted to employees who need such access in order to operate or maintain the AT&T Network; and

          (d) use, reproduce and distribute internally the related Documentation in connection with the exercise of any of the rights granted under this paragraph 2.1;

provided that all such copies of the Licensed Programs and related Documentation will remain subject to the provisions of Section 10.2.

       2.2  Grant of License for Application Server Software

            2.2.1 Grant

       UPI hereby grants to AT&T a nonexclusive, nontransferable (other than as provided in paragraph 10.7) license to do the following until such time as the license granted herein terminates in the manner described in paragraphs 8.2.2 and 8.3:

           (a) install and use the Application Server Program on any AT&T Application Server or on a Content Provider's application server as provided in paragraph 2.2.2(b) or (c);

           (b) copy and reproduce the Application Server Program in connection with the exercise of the rights granted under (a), above;

           (c) make and keep a reasonable number of copies of the Application Server Program for archival or backup purposes provided that AT&T keeps such copies securely stored in a locked area with access restricted to employees who need such access in order to operate or maintain AT&T's Application Servers; and

          (d) use, reproduce and distribute internally the related Documentation in connection with the exercise of any of the rights granted under this paragraph 2.2;

provided that all such copies of the Application Server Program and related Documentation will remain subject to the provisions of Section 10.2.

          2.2.2 Limitations on Use

     The Application Server Program shall be installed and used solely for purposes of developing and running AT&T's Information Application Software for the following limited Information Services:

          (a) any Information Service provided with respect to content that is owned exclusively by AT&T or any of its Affiliates and not by any other Content Provider; or

          (b) for a period of no more than forty-two (42) months from the Launch Date, any Information Service provided with respect to content owned by a Content Provider other than AT&T or any of its Affiliates, where:

              (i) the Information Service and the content provided thereby is distributed and marketed in a real, substantial and meaningful way to end users by an AT&T Affiliate through an AT&T Network other than the AT&T network, in addition to being distributed and marketed by AT&T (or any of its subsidiaries); and

              (ii) the cost to AT&T for such Information Service and/or content is less than or equal to the cost of such Information Service and/or content to an AT&T Affiliate distributing or marketing such Information Service and/or content; and

              (iii) AT&T has paid the full cost of developing and implementing the Information Application Software; and

              (iv) AT&T, its Affiliates or a Content Provider directly operates and continues to operate an Application Server or application server;

     or

          (c) any of the four (4) Content Providers and their Information Services generally described in the attached Exhibit I, provided:

              (i) as of April 8, 1996, AT&T had been engaged in discussions for such content with the Content Provider; and

              (ii) AT&T bears a significant and substantial portion of development cost of the Information Application Software; and

              (iii) AT&T, its Affiliates or a Content Provider operates and continues to operate an Application Server or application server.

     Notwithstanding the foregoing, as to such four (4) Information Services, the license granted hereunder shall not be used with (A) any other Information Service or any other content provided by such Content Provider, or (B) any Information Service or Information Application

       Software marketed to end users by anyone other than AT&T or its dealers, agents or resellers of AT&T's wireless voice and data transport services.

The license granted under paragraph 2.2.1 applies only to the extent the Application Server Program is used to market the Information Service and the related content to end users and may not be sublicensed, sold, assigned or otherwise transferred in any way (other than as provided in paragraph 10.7).

          2.2.3 No Content Restrictions

       Nothing in this Agreement shall be construed to preclude AT&T from marketing or selling content to anyone through any means other than the ANT Server (utilizing the UPI Software) or the Application Server (utilizing the Application Server Software).

       2.3  Limitation

       The rights expressly granted to AT&T under this Agreement (including without limitation the license set forth in paragraphs 2.1 and 2.2 and the license set forth in paragraph 6.2) set forth the entirety of AT&T's rights in the UPI Software and the Application Server Software. Without limiting the generality of the foregoing, such rights do not include the right to, and AT&T will not, use, reproduce, print, disclose or otherwise make the UPI Software or the Application Server Software available to any third party (other than a third party under contract with AT&T, or any AT&T Affiliate, who is assisting AT&T in its operation of the AT&T Network and who has agreed to keep the UPI Software confidential), in whole or in part, in whatever form, except as authorized under this Agreement. Further, AT&T will not (a) reverse engineer, disassemble, decompile or, except as necessary to exercise the rights granted under paragraph 6.2, make derivative works from any Licensed Program or Application Server Program, or (b) except as authorized under paragraph 6.3, remove, obscure or alter any notice of any Proprietary Right related to the UPI Software or the Application Server Software.

       2.4  Delivery

       UPI will deliver to AT&T one (1) copy of each Licensed Program and the Application Server Program and one (1) copy of the associated Documentation not later than the earlier of (a) one (1) month prior to the scheduled Launch Date, and (b) June 17, 1996, but in no event will UPI be obligated to deliver such items to AT&T prior to sixty (60) days after receipt by UPI of a commercial quality wireless communications device/telephone (as determined by AT&T) from at least one of its independent vendors for UPI's testing purposes. UPI will deliver to AT&T all Enhancements and Upgrades of each Licensed Program and the Application Server Program and other UPI Software or Application Server Software to which AT&T is entitled under this Agreement as these Enhancements and Upgrades are created by UPI.

Section 3.  Software Integration Services

       3.1  Scope

       UPI will provide the installation, training, integration and other services described in the attached Exhibit C, in accordance with the terms and conditions of this Agreement.

     3.2    Schedule and Duration

     UPI will commence and use commercially reasonable efforts to perform and complete the Software Integration Services in accordance with the schedule mutually agreed upon by the parties. if a schedule is not agreed upon, UPI will commence performance upon notice to proceed from AT&T and will thereafter diligently prosecute the Software Integration Services to completion. The parties agree that UPI will complete all Beta testing of the UPI Software and the Application Server Software, and deliver tested UPI Software and Application Server Software which meets the criteria listed on Exhibit H, on or before June 17, 1996, but in no event will UPI be obligated to complete such testing or achieve the Launch Date prior to sixty (60) days after receipt by UPI of a commercial quality wireless communications device/telephone (as determined by AT&T) from at least one of its independent vendors for UPI's testing purposes. Without limiting the generality of any provision of this Agreement, any failure to complete the Beta testing or achieve the Launch Date within two (2) months after the later of June 17, 1996, or the expiration of the above sixty (60) day period will be conclusively deemed to constitute a material breach of this Agreement and entitle AT&T, at its sole option and in addition to all other rights or remedies to which it may be entitled under this Agreement or by law, to immediately terminate this Agreement as provided in paragraph 8.2.1 or to negotiate a reduction in the dollar and percentage usage fees specified in Exhibit G. For purposes of this Agreement, an "Alpha" version means a version in which all features are implemented and which is suitable for internal testing, and a "Beta" version means the first version in which all features are functional and which is ready for installation and testing on external units.

     3.3    Cooperation

     In connection with the performance of the Software Integration Services, AT&T will inform UPI in writing of work that is being or will be performed by others with whom UPI will need to work and cooperate with in performing its obligations under this Section 3. UPI will cooperate with AT&T and coordinate the Software Integration Services with any related work being performed by AT&T or others. If any part of the Software Integration Services depends on the results of work by AT&T or others, UPI will promptly notify AT&T in writing of any actual or apparent deficiencies or defects in such other work that render it unsuitable for performance of the Software Integration Services in accordance with this Agreement.

Section 4.  Support Services

     4.1    Scope

     UPI will furnish to AT&T and its Affiliates the software maintenance and support services described in the attached Exhibit E. Any Enhancements or Upgrades furnished in the course of performing such services will be included as part of the UPI Software or the Application Server Software, as applicable, under this Agreement.

     4.2    [*****************]

     UPI will develop and furnish to AT&T, as part of the Support Services, such Enhancements and Upgrades to the UPI Software and the Application Server Software as are necessary to ensure that the UPI Software is, [*****************
********************************************************************************
***********************************************************]. If AT&T at any
time believes or otherwise determines that the UPI Software or the Application Server Software [**************************************************************
***************], AT&T will so notify UPI. If UPI thereafter fails to take any remedial action reasonably requested by AT&T [*****] the UPI Software or the Application Server Software, as applicable, [*********], AT&T may, as AT&T's sole remedy for a breach of this paragraph 4.2, [****************************** ************************************], and UPI will, at AT&T's cost, provide to
AT&T such support services as may be reasonably requested by AT&T [************ ***************************************]. The foregoing limitation shall not prohibit the exercise by AT&T of any remedy for any breach of any provision of this Agreement other than this paragraph 4.2.

       4.3  Duration

       The obligation of UPI to furnish the Support Services under paragraph 4.1 will commence on the date of this Agreement and end upon expiration of the Term.

Section 5.  Compensation

       5.1  Fee for License and Software Integration Services

       Subject to the terms and conditions of this Agreement, AT&T will pay to UPI the sum of [*********************************************] as an initial license fee for the license rights in the UPI Software and Application Server Software granted to AT&T and its Affiliates under Section 2 and as full compensation for performance of the Software Integration Services. [***** *********************************] of the amount payable under this paragraph
5.1 will be subject to invoice by UPI upon satisfactory conclusion, as determined by AT&T, of the Beta testing and delivery of tested software referenced in paragraph 3.2 and the remaining [*************************** **********] of the amount payable under this paragraph 5.1 will be subject to invoice by UPI upon the Launch Date.

       5.2  [Superseded by Third AT&T Amendment]

       5.3  Fees for Support Services

       As full compensation for performance of the Support Services, AT&T will pay to UPI an annual support fee of [**********************************] with respect to the ANT Server or ANT Servers and Application Servers located at the first site designated by AT&T under paragraph 2.1 (a) and [******************* ***********] with respect to the ANT Server or ANT Servers or Application Servers located at the second site designated by AT&T thereunder. [********* **************************] with respect to the ANT Server or ANT Servers or Application Servers located at any subsequent sites so designated by AT&T; provided, however, that AT&T will bear the reasonable. costs and expenses incurred by UPI with respect to any on-site maintenance and support services performed by UPI at the request of AT&T with respect to any ANT Server or ANT Servers or Application Servers located at any such subsequent site. The annual support fee for the first calendar year of support will be invoiced in advance upon execution of this Agreement and thereafter the annual support fee will be invoiced in advance on the first day of each calendar year during the Term, with the annual support fee being prorated on a daily basis for any partial calendar year at the beginning and end of the Term. In the event the end of the Term occurs prior to the end of any calendar year for which AT&T has paid the annual support fee in advance, UPI will promptly refund to AT&T the prorated portion of the annual support fee applicable to the period of time between the end of the Term and the end of such calendar year.

     5.4  Payments

     Except as otherwise provided in paragraphs 5.2, AT&T will pay the fees and other amounts payable to UPI under this Agreement within thirty (30) days after AT&T's receipt of UPI's invoice therefor. AT&T will pay and be responsible for any sales, use, value-added, personal property or other taxes assessed against AT&T by any governmental agency having jurisdiction for any of the rights granted to AT&T under this Agreement. If UPI is required to pay any such taxes, AT&T will reimburse UPI therefor. Payments not made by AT&T when due will be subject to a late charge equal to one and one-half percent (1.5%) per month (or, if less, the maximum allowed by applicable law) on the overdue balance. AT&T may withhold or delay payment, in whole or in part, on account of any failure of UPI to perform in accordance with this Agreement.

     5.6  Payment in Full

     Payment of the amounts specified in this Section 5 will constitute full compensation for the license and other rights granted by UPI under this Agreement and for the Services to be provided by UPI under this Agreement.

     5.7  [********************]

     UPI warrants and agrees that [******************************************
*****************************************************************************]
under this Agreement shall be, [***********************************************
*******************************************************************************
*******************************************************************************]
[**************************************************************************
*****************************************************************] provided that in the event the [*************************************************************
********************************************************************************
*******************************************************************************
******************************************************************************
********************************************************]. If UPI shall enter into [*************************************************************************
**************************************************************************
*************************************************************] then this
Agreement will [***************************************************************
********************************************] and UPI will [*****************
****************************************************************************
*******]. Within [****************************************************], UPI
will deliver to AT&T [*****************************************************
*****************************************************************************
*****************************************************.]

Section 6.  Proprietary Rights

       6.1  Ownership

       Except for the license granted under Section 2, UPI reserves all of its Proprietary Rights in the UPI Software and Application Server Software, and no title to or ownership of the UPI Software or Application Server Software is transferred to AT&T or its Affiliates under this Agreement.

       6.2  Source Code Escrow

       Immediately following the execution of this Agreement, the parties and the Escrow Agent will enter into the Escrow Agreement and UPI will prepare and deliver to the Escrow Agent to be held in escrow under the Escrow Agreement a complete, current and accurate copy of the UPI Software Source Code and the Application Server Software Source Code. Thereafter, UPI will deliver to the Escrow Agent under the Escrow Agreement all source code for each Enhancement and Upgrade within three (3) days after such Enhancement or Upgrade is delivered to AT&T. UPI will resubmit the UPI Software Source Code and the Application Server Software Source Code to the Escrow Agent promptly after the occurrence of every Upgrade to such code, and will ensure that the UPI Software and Application Server Software code held in escrow (both source and object) will at all times match the UPI Software and Application Server Software which is then being used by AT&T. All relevant versions of the supporting UPI Software code (as it relates to the hardware platforms, operating systems, utilities, database management systems and any other supporting code necessary to run the system) will also be delivered to and held in escrow by the Escrow Agent. Upon the occurrence of any Release Event and satisfaction of the conditions described in the Escrow Agreement, the UPI Software Source Code and the Application Server Software Source Code will be delivered to AT&T, together with any and all UPI Software Source Code and the Application Server Software Source Code that, as of such date, has not been delivered to the Escrow Agent. Upon release of the UPI Software Source Code or the Application Server Software Source Code, as the case may be, to AT&T following a Minor Release Event relating to such source code, UPI grants to AT&T and its Affiliates a license to use, modify and enhance UPI Software Source Code or the Application Server Software Source Code, as the case may be, and to take such other actions with respect thereto as may be necessary to use, correct, maintain and otherwise support the UPI Software or the Application Server Software, as the case may be. Upon release of the UPI Software Source Code or the Application Server Software Source Code, as the case may be, following a Major Release Event relating to such source code, UPI grants to AT&T and its Affiliates a license to use, modify, enhance and make derivative works from the UPI Software Source Code or the Application Server Software Source Code, as the case may be, and to take such other actions with respect thereto as may be necessary to use, correct, maintain, enhance, make derivative works from and otherwise support the UPI Software or the Application Server Software, as the case may be. Notwithstanding the foregoing, if the default or other reason giving rise to the release of the UPI Software Source Code or the Application Server Software Source Code from the escrow created by the Escrow Agreement is cured by UPI, then AT&T will return such source code to the Escrow Agent to be held in escrow under the Escrow Agreement and the license granted under this paragraph 6.2 with respect to such source code will terminate until such time as there is a subsequent occurrence of any Release Event and satisfaction of the conditions described in the Escrow Agreement.

       6.3  Trademarks and Trade Names

       UPI reserves any and all trade names and trademarks which UPI uses in connection with the UPI Software and the Application Server Software. AT&T and its Affiliates may market, promote, distribute, provide, operate and otherwise deal with the UPI Service, and any other services offered by AT&T or its Affiliates over an AT&T Network, using their own private labels, trade names, logos, trademarks, notices (e.g., copyright or otherwise) and other identifications, and may remove any, private label, trade name, trademark, notice or other identification of UPI from the UPI Software and the Application Server Software that would be observable or physically apparent to a user of the UPI Service other than a small UPI copyright notice. UPI in addition agrees that the UPI Client Software will [********************] UPI copyright notice, [*********** *************************************************************************];
provided, however, upon AT&T's request, UPI agrees to configure on or before December 31, 1996, the UPI Client Software provided to any manufacturer of UPI Supported Devices with whom AT&T has an agreement so that the UPI Client Software is capable of displaying an AT&T provided private label, trade name, trademark, logo, notice or other identification.

     6.4  Marketing Limitations

     AT&T will not promote or otherwise endorse the UPI Service as being compatible with (a) any integrated communication device used by end users to communicate with the AT&T ANT Server that uses software for such purposes other than UPI Client Software, (b) any client software other then UPI Client Software, (c) any application server that uses application server software to enable applications to communicate with the ANT Server other than the Application Server Software, or (d) any application server software other than the Application Server Software.

     6.5  Content Provider Licenses

     Upon the request of any content provider which markets or makes available, or desires to market or make available, its content over the UPI Service, UPI will license the Application Server Software to each such content provider on commercially reasonable terms and conditions, which terms and conditions do not differentiate or discriminate based on whether the content provider is doing business with AT&T or some other data communication provider.

Section 7.   Warranty and Indemnification

     7.1  Warranty

     UPI represents and warrants that (a) it has sufficient right, title and interest in and to the UPI Software and the Application Server Software to grant the license described in Section 2 and paragraph 6.2, (b) the Services will be performed by UPI in a professional, workmanlike and skillful manner; (c) the Licensed Programs and the Application Server Program will comply in all material respects with the applicable Specifications and applicable Documentation; and
(d) the UPI Software and the Application Server Software do not and will not infringe or misappropriate any Proprietary Right of any third party. OTHER THAN THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE UPI SOFTWARE, THE APPLICATION SERVER SOFTWARE OR THE SERVICES COVERED BY THIS AGREEMENT, AND UPI EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     7.2  Indemnification

          7.2.1 General

     Each party will release, indemnify and hold the other party harmless from and against any and all claims, losses, harm, liabilities, damages, costs and expenses (including but not limited to attorneys' fees) arising out of any personal injury, death or property damage that may occur as a result of the acts or omissions of the indemnifying party or its employees, agents or contractors.

          7.2.2 Infringement

     UPI releases will defend, indemnify, and hold harmless AT&T and its Affiliates from and against any and all claims, losses, harm, costs, liabilities, damages, and expenses (including but not limited to attorneys' fees) related to any claim, action, suit or proceeding involving the UPI Software or the Application Server Software, to the extent such claim, action, suit or proceeding is based upon any actual or alleged infringement, wrongful use or misappropriation by the UPI Software or the Application Server Software of any Proprietary Right of any third party. UPI will have sole control of the defense of any such claim, action, suit or proceeding and any related settlement negotiations. In addition, AT&T will notify UPI promptly in writing of any such claim, action, suit or proceeding, give UPI authority to proceed as contemplated herein and, at UPI' sole cost and expense, give UPI such assistance in the defense and settlement of such claim, action, suit or proceeding as UPI may reasonably request.

          7.2.3 Additional Infringement Remedies

     If all or any part of the UPI Software or the Application Server Software, as the case may be, as a result of any proceeding described in paragraph 7.2.2, is held to constitute infringement of any Proprietary Right of a third party, and AT&T's or its Affiliates' use of such UPI Software or Application Server Software is enjoined, UPI will at its sole cost and expense (a) procure for AT&T and its Affiliates the right to continue to use the UPI Software or the Application Server Software, as the case may be; (b) replace the UPI Software or the Application Server Software, as the case may be, with substantially equal items that do not infringe, wrongfully use or misappropriate any Proprietary Right of any third party; or (c) modify the UPI Software or the Application Server Software, as the case may be, so it becomes noninfringing, provided that the usefulness (in AT&T's reasonable determination) of the same is maintained. The remedies set forth in this paragraph 7.2.3 are in addition to all other remedies to which AT&T may be entitled under this Agreement (including, without limitation, the remedy set forth in paragraph 7.2.2) and applicable law.

          7.2.4 Limitations

     Notwithstanding paragraphs 7.2.2 and 7.2.3, UPI assumes no liability for
(a) infringement Phone caused by the combination of the UPI Software or the Application Server Software with non-UPI software products, including any AT&T products, if such combination is not contemplated by this Agreement or otherwise authorized by UPI and such infringement would not have occurred absent such combination, (b) trademark infringement caused by any marking or branding not applied by or with the approval of UPI, or (c) infringement caused by the modification or servicing of the UPI Software or the Application Server Software without the approval or not done at the direction of UPI, and such infringement would not have occurred but for such modification or servicing.

          7.2.5 Indemnification by AT&T

     Except for any infringement, misappropriation and other claims covered by the UPI indemnity in paragraph 7.2.2, AT&T will indemnify and hold UPI harmless from any claims, losses, harm, costs, liabilities, damages and expenses (including but not limited to attorneys' fees) arising out of third party claims against UPI based on AT&T's (a) representation of the UPI Software or Application Server Software in a manner inconsistent with UPI's published UPI Software or Application Server Software descriptions and warranties, or (b) use or distribution of the UPI Software or Application Server Software in violation or contravention of the express terms of this Agreement. AT&T will have sole control of the defense of any such claim and any related settlement negotiations. In addition, UPI will notify AT&T promptly in writing of any such claim, give AT&T authority to proceed as contemplated herein and, at AT&T's sole cost and expense, give AT&T such assistance in the defense and settlement of such claim as AT&T may reasonably request.

            7.2.6 Entire Liability

       THE FOREGOING PROVISIONS OF PARAGRAPHS 7.2.2, 7.2.3 AND 7.2.4 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF UPI AND THE EXCLUSIVE REMEDY OF AT&T AND ITS CUSTOMERS WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF PROPRIETARY RIGHTS BY THE UPI SOFTWARE OR APPLICATION SERVER SOFTWARE OR ANY PART THEREOF OR ANY BREACH OF THE WARRANTY CONTAINED IN PARAGRAPH 7.1(d).

Section 8.  Term and Termination

       8.1  Term

       The term of this Agreement will commence on the date of this Agreement and, unless earlier terminated in accordance with paragraph 8.2 or renewed as provided in this paragraph 8.1, will end upon the third anniversary of the date of this Agreement. The term will be renewed automatically for successive renewal periods of three (3) years each unless and until AT&T gives UPI written notice of its intent not to renew the term for any such renewal period at least ninety
(90) days prior to the end of the then-current term.

       8.2  Termination

            8.2.1 Termination of Term

       Either party may, by written notice to the other party, immediately terminate the Term if the other party fails to cure in all material respects any material default or breach of this Agreement within thirty (30) days of its receipt of written notice regarding such default or breach; provided that, so long as such defaulting party is acting diligently and in good faith, is exercising commercially reasonable best efforts to cure such default or breach, is making real and substantial progress toward such a cure, and there is a reasonable expectation that such defaulting party will achieve such a cure, the thirty (30) day cure period will be extended, but for not more than two (2) additional thirty (30) day periods.

            8.2.2 Termination of License

       The licenses granted to AT&T and its Affiliates under Section 2 will terminate automatically upon expiration of the Term if and only if such expiration is due to AT&T's election not to renew the Term for any renewal period under paragraph 8.2.1. UPI may terminate the licenses granted to AT&T and its Affiliates under Section 2 only by giving written notice to AT&T following the occurrence of a substantial and material breach of this Agreement by AT&T that:

            (a) is not cured in all material respects within ninety (90) days after the date on which AT&T receives written notice from UPI of such breach; and

            (b) is thereafter established by written order of an arbitrator (e.g., pursuant to Section 9) or a court of competent jurisdiction to be a substantial and material breach of this Agreement; and

            (c) is of such a nature that UPI cannot thereafter be reasonably made whole through and award of monetary damages (as determined by the arbitrator or court under (b)
       above); provided that UPI is paid such monetary damages within fifteen
       (15) days after the issuance of the written order specified in (b) above, together with interest on such amount due from the date of the breach at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by applicable law.

The licenses granted to AT&T and its Affiliates under Section 2 shall not under any circumstances terminate or be terminated except as expressly provided in this paragraph 8.2.2.

       8.3  Effect of Termination of License

       In the event UPI terminates the license pursuant to paragraph 8.2.2, AT&T and its Affiliates will, upon the resulting termination of the license, discontinue their use of the UPI Software and the Application Server Software and promptly deliver to UPI all copies of the UPI Software and the Application Server Software in its possession. At AT&T's option, all copies of the UPI Software and the Application Server Software required to be delivered to UPI may be destroyed by AT&T, in which case AT&T will provide to UPI written certification that such destruction has been completed.

       8.4  Effect of Termination of Term

       In the event AT&T, based on the occurrence of a Minor Release Event, enforces its rights under paragraph 6.2 and the Escrow Agreement, terminates the Term under paragraph 8.2.1 and continues to exercise the license rights granted under Section 2, AT&T will continue to pay usage fees to UPI at a rate equal to [*******************] of the amount that would otherwise be payable under paragraph 5.2. Further, in such event, AT&T will not be entitled to Support Services under Section 4 and UPI will not be obligated to provide such services.

       8.5  Survival

       Sections 7, 9 and 10 and paragraphs 6.1,6.2, 6.3, 6.5, 8.3, 8.4 and 8.5, any accrued payment obligations of AT&T hereunder and all other provisions of this Agreement which may reasonably be interpreted or construed as surviving the expiration or termination of the Term or this Agreement, will survive the expiration or termination of the Term or this Agreement. Further, subject to paragraphs 8.2.2, 8.3 and 8.4, Section 2 will survive any termination of the Term by AT&T pursuant to paragraph 8.2.1.

Section 9.  Arbitration

       9.1  Selection of Arbitrator

       Any controversies between the parties arising out of or relating to this Agreement will, upon demand of either party, be resolved exclusively by submission to an arbitrator or a panel of three arbitrators. If the parties cannot agree upon a single arbitrator, then each party will designate one arbitrator and the two arbitrators designated by them will designate a third for the panel of three arbitrators, if the two arbitrators designated by the parties cannot agree upon the third arbitrator, then, upon request of any party, the third arbitrator will be appointed by the Court as specified in paragraph 9.3. No arbitrator will have any direct or indirect interest in either party or the matter submitted for determination.

       9.2  Location

       The arbitration will be conducted in [*****************] or such other location as may be agreed upon by the parties.

       9.3  Jurisdiction

       The arbitration will be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as the same may have been or may be amended, and will be subject to the jurisdiction of the [******************** ************************************************].

       9.4  Decision

       The arbitrators will render a decision not later than thirty (30) days after the matter has been submitted, and such decision will be final and binding upon the parties. The decision of a panel of three arbitrators will require the concurrence of at least two arbitrators. The decision will be in writing. The decision of the arbitrators may be entered as a final decree or judgment in any court of competent jurisdiction or may be enforced against the parties and their assets wherever they are found. The arbitrators are specifically authorized to grant injunctive relief, either as part of the final decision or prior to the final decision. The parties desire that the courts promptly enforce all injunctive relief granted prior to final decision as though it were part of a final decision, even though such enforcement may be requested prior to final decision.

       9.5  Costs

       Any costs incurred by any arbitration proceedings (such as compensation to the arbitrators and reporter and the expense of hearing room facilities) will be divided equally among the parties, except that each party will bear its own attorneys' fees and costs of witnesses; provided, that, the arbitrators will have the authority to require, as part of the final decision, the party against whom the arbitrators render a decision to reimburse any or all costs, expenses and attorneys' fees incurred by the other party in connection with the arbitration.

Section 10.  Miscellaneous

       10.1  Performance

       UPI will perform the Services in a prompt and efficient manner in accordance with the schedule and other terms of this Agreement. UPI will ensure that it and its employees are properly licensed, qualified, equipped and experienced to perform the Services. UPI will, in its performance of the Services, comply with all applicable laws, ordinances, rules, regulations and other requirements now or hereafter in effect of any governmental authority having jurisdiction. Upon request, UPI will furnish AT&T with documentation of any Services previously performed or then being performed in the form of written and/or verbal (as requested) progress reports.

       10.2  Confidential Information

       In the performance of or otherwise in connection with this Agreement, one party ("Disclosing Party") may disclose to the other party ("Receiving Party") certain Confidential Information of the Disclosing Party. The Receiving Party will treat such Confidential Information as confidential and proprietary of the Disclosing Party and will use such Confidential Information solely for the purposes for which it is provided by the Disclosing Party and will not disclose such Confidential Information to any third party (other than a third party under contract with AT&T (or under contract with any AT&T Affiliate) who is assisting AT&T in its operations of the AT&T Network and who has agreed to keep the Confidential Information confidential). Without limiting the generality of the foregoing, the Receiving Party will take reasonable precautions to prevent any unauthorized use or disclosure of such Confidential Information. The obligations under this paragraph will not apply to any: (a) use or disclosure of any information pursuant to the exercise of the Receiving Party's rights under this Agreement; (b) information that is now or later becomes publicly available through no fault of the Receiving party; (c) information that is obtained by the Receiving Party from a third party authorized to make such disclosure (other than in connection with this Agreement) without any obligation of secrecy or confidentiality; (d) information that is independently developed by the Receiving Party (e.g., without reference to any Confidential Information); (e) any disclosure required by applicable law (e.g., pursuant to applicable securities laws or legal process), provided that the Receiving Party will use reasonable efforts to give advance notice to and cooperate with the Disclosing Party in connection with any such disclosure; and (f) any disclosure with the consent of the Disclosing Party.

     10.3  No Consequential Damages

     NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, LOSS OF USE, INTERRUPTION OF BUSINESS, LOST PROFITS OR ANY OTHER CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES OF ANY KIND UNDER ANY CAUSE OF ACTION (INCLUDING NEGLIGENCE), WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY.

     10.4  Force Majeure

     Neither party will be liable for, or be considered to be in breach of or in default under this Agreement on account of, any delay or failure to perform as required by this Agreement caused or contributed to by any condition, circumstance, event or occurrence beyond the affected party's reasonable control and that cannot be overcome by the exercise of reasonable diligence, including but not limited to: fire, explosion, earthquake, volcanic activity, storm, flood, wind, drought, and acts of God or the elements; court order and act, delay, and failure to act by civil, military, and other governmental authority; and riot, insurrection, sabotage, and war, provided that the affected party gives the other party written notice of such condition, circumstance, event or occurrence immediately after the affected party becomes or is made aware of the same. UPI and AT&T will each cooperate and use their best efforts to eliminate or minimize any delay resulting from any such condition, circumstance, event or occurrence.

     10.5  Limitation of Damages

     [***********************************************************************
***], THE TOTAL LIABILITY OF UPI FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT, WHETHER IN AN ACTION IN CONTRACT OR TORT OR ANY OTHER FORM OF ACTION, WILL IN NO EVENT EXCEED [****************************************************************].

     10.6  Independent Contractor

     UPI and AT&T will be and act as independent contractors in the performance of the Services and their respective duties hereunder. Neither party will be entitled to, nor attempt to, create or assume any obligation, express or implied, on behalf of the other party. This Agreement will not be interpreted or construed to create an association, joint venture, partnership, or franchise between the parties or to impose any partnership obligation or liability upon either party.

     10.7  Assignment

     Neither party will (by contract, operation of law or otherwise) assign this Agreement or any right or interest in this Agreement, except as follows:

           (a) to any person or entity into or with which a party is merged or consolidated or to which a party transfers substantially all of its assets to which this Agreement relates;

           (b)  to an Affiliate of a party; or

           (c) to any other person or entity with the prior written consent of the other party.

Subject to the foregoing, this Agreement is binding upon, inures to the benefit of, and is enforceable by the parties and their respective heirs, successors, assigns, and personal representatives.

     10.8  No Delegation of Duties

     Neither party will delegate performance of the Services or any other duties hereunder or contemplated hereby to any other person or entity, other than its regular or contract employees, without the prior written consent of the other party, which consent will not be unreasonably withheld. Any such person or entity designated by either party with the other party's consent to perform any of the Services or any other duties hereunder or contemplated hereby will abide by such rules of conduct and meet such performance standards as may be required by this Agreement or reasonably established by such other party. Any removal or replacement of such persons will be made only with notice to and approval by the other party.

     10.9 Notices

     Any notice or other communication under this Agreement will be in writing and will be delivered in person, by facsimile, by nationally recognized overnight courier, or mailed, properly addressed and stamped, to the intended recipient at the address appearing on the signature page of this Agreement. Notices will be deemed received only upon actual receipt. Either party may change its address by giving the other party notice of the change in accordance with this paragraph.

     10.10 Nonwaiver

     The failure of either party to insist upon or enforce strict performance by the other of any of the provisions of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment of its right to assert or rely upon any provision or right in that or any other instance; rather, the provision and right will remain in full force and effect.

     10.11 Compliance and Severability

     UPI and AT&T will each perform its obligations under this Agreement in accordance with all applicable laws, rules and regulations now or hereafter in effect. If any term or provision of this Agreement will be found to be illegal or unenforceable, this Agreement will remain in full force and effect and such term or provision will be deemed stricken.


     10.12 Counterparts

     This Agreement may be signed in counterparts, which together constitute one instrument.

     10.13 Entire Agreement

     This Agreement (together with all attached exhibits, each of which is hereby incorporated herein by this reference) sets forth the entire agreement of the parties, and supersedes any and all prior agreements (including, but not limited to, the Letter of Intent dated December 19, 1995, and executed by UPI and AT&T), related to the subject matter hereof. No change, amendment, or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by both parties.

     10.14 Governing Law

     This Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of Washington without reference to its choice of law rules.



UPI:                                        AT&T:
----                                        -----

Unwired Planet, Inc.                        AT&T Wireless Services, Inc.


By: /s/ A. Rossmann                         By: K.A. VanderMuelen
   ----------------------------                --------------------------
Title: CEO & Chairman                       Title: VP & GM, Wireless Data
      -------------------------                   -----------------------

Address: 90 Middlefield Road, Suite 201     Address: 10230 N.E. Points Dr.
         Menlo Park, California 94025                Kirkland, Washington 98033
         Attn: President                             Attn: WDD General Counsel

                                 EXHIBIT A

                      Licensed Programs and Documentation

     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used In this Exhibit A with initial letters capitalized. The computer programs and documentation to be provided by UPI to AT&T are as follows:

     1. The following Licensed Programs, all of which will be provided to AT&T [******************************] as provided in [***********] of the Agreement:

        (a) the exactable version of the UPI Air Network Translator Server Software and Upgrades developed by or for UPI for integration into an AT&T Network to allow for the transmission of UPI formatted data (as defined in Exhibit D and associated documents) to and from integrated communication devices which will be configured with UPI Client Software, along with any and all related software applications and/or electronic file generally made available by UPI to its customers without additional charge including Enhancements (generally made available by UPI to its customers without additional charge) to Install, configure, test, manage, and operate the server, including without limitation configuration files, installation scripts, test scripts, management applications and subsystems;

        (b) the executable version of any other software required for support of the ANT Servers including without limitation utilities, system management applications and Interface software developed by or for UPI and used to Install, configure, test, manage, and operate complementary sewers (e.g. applications, content access, gateways, etc.), including without limitation configuration files, installation scripts, test scripts, management applications or subsystems, but specifically excluding the Oracle database and [**********]; and

        (c) all Enhancements to the Licensed Program specified in (a) and (b), above, that are developed by or for UPI during the Term which are generally made available by UPI to its customers without additional charge

        (d) all Enhancements to the Licensed Programs specified in (a) and (b), above, that are developed by or for UPI during the Term which are generally made available by UPI to its customers with an additional charge and which are purchased by and delivered to AT&T pursuant to the terms of this Agreement.

     2. The following Documentation, presented in professional form and content and sufficiently complete to allow AT&T to readily install and operate the UPI Software will be available on a prioritized basis (as prioritized by AT&T) beginning as of the Launch Date, provided that complete Documentation will be delivered no later than November 1, 1996:

     . Licensed Program specifications and implementation and selected design documents.

     .  UPI test procedures, results, and recommendations.

     .  Server installation procedures.

     .  Server configuration procedures and recommendations.

     .  Server management procedures.

                                   EXHIBIT A

     .  Error recovery procedures.

     .  Server backup and administration procedures.

     . Programmer's interface documentation. This should include UPI documentation used for the integration of Oracle and other similar service development interfaces.

     .  Error codes and their meanings.

     . Platform configuration recommendations (e.g. operating system parameters, performance tuning, hardware requirements).

     .  Provisioning and customer care procedures.

     .  Billing interfaces, extraction processes/procedures.

     .  End user manual and quick reference card.

     . Any and all documentation of the type described above in this paragraph 2 relating to Enhancements and Upgrades developed by or for UPI during the Term.

     . Sufficient documentation to enable AT&T to troubleshoot to Levels 1,2 and 3.

                                   EXHIBIT B



     See Attached Form Escrow Agreement



                                                                          PAGE i

                               ESCROW AGREEMENT



                                    between



                             Unwired Planet, Inc.,

                         AT&T Wireless Services, Inc.,

                                      and

                      Data Securities International, Inc.



                        Dated as of _____________,1996

                                   CONTENTS



                                                                          PAGE i

                               ESCROW AGREEMENT


     This Escrow Agreement, dated as of ____________,1996, is made and entered into by and among AT&T Wireless Services, Inc., a Delaware corporation ("AT&T"); Unwired Planet, Inc., a Delaware corporation ("UPI"); and Data Securities International, Inc., a _____________ corporation ("Agent").

                                   RECITALS

     A. UPI and AT&T have entered into a Software License and Support Agreement, dated as of May 1, 1996 (the "Software Agreement"). All terms defined in the Software Agreement shall have the same meanings when used in this Escrow Agreement with initial letters capitalized.

     B. Pursuant to paragraph 6.2 of the Software Agreement, UPi must prepare and deliver to the Escrow Agent to be held in escrow a complete, current and accurate copy of all the UPI Software Source Code and the Application Server Software Source Code.

     E. UPI and AT&T desire to appoint Agent to act as the Escrow Agent to receive, hold and release the UPI Software Source Code and the Application Server Software Source Code pursuant to the Software Agreement in accordance with the terms, conditions and provisions set forth in this Escrow Agreement.

                                  AGREEMENT

     UPI, AT&T and Agent therefore agree as follows:

1.   Appointment

     UPI and AT&T hereby appoint Agent, and Agent hereby accepts appointment, to act as the "Escrow Agent" contemplated by the Software Agreement.

2.   Deposit

     Upon execution of this Escrow Agreement and thereafter within three (3) days after any Enhancement is delivered to AT&T, UPI shall deposit with Agent, and Agent shall accept from UPI, for storage purposes only, a complete, current copy of all UPI Software Source Code and Application Server Software Source Code to be held in escrow pursuant to this Escrow Agreement. Further, if UPI thereafter makes any material revision, supplement, improvement, addition, update or new version to any UPI Software Source Code or the Application Server Software Source Code, as the case may be, during the Term relating to an executable version that is generally provided to licensees of the UPi Software or Application Server Software without additional charge, UPI shall promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, a complete, current copy of the same to be held in escrow pursuant to this Escrow Agreement, whereupon UPI may remove from the Deposit any UPI Software Source Code or Application Server Software Source Code, as the case may be, that is replaced or superseded by newly deposited items. UPI shall also promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, all other UPI Software or Application Server Software code required to be deposited in escrow by UPI under paragraph 6.2 of the Software Agreement. The items deposited in escrow under this Escrow Agreement are sometimes collectively referred to herein as the "Deposit".

3.   Deposit List

     Upon each deposit under paragraph 2, UPI shall furnish to Agent a complete, current list ("Deposit List"), identifying all of the items contained in the Deposit, together with a written certification by an authorized agent of UPI that: (a) the Deposit List is accurate; and (b) a complete master, reproducible copy of each item on the Deposit List is in the Deposit. Each time that UPI deposits any items pursuant to paragraph 2, Agent shall prepare and deliver to UPI a written receipt for the same. Promptly after each deposit, Agent shall deliver to AT&T a copy of the Deposit List and certification furnished by UPI and a copy of the receipt prepared by Agent.

4.   Responsibility for Accuracy and Completeness

     Agent shall not be required to determine the accuracy or completeness of any deposit under paragraph 2 or any Deposit List furnished by UPI under paragraph 3. Further, Agent shall not be responsible for any items not actually deposited with it, whether or not such items were required to be deposited under the terms of this Escrow Agreement, the Software Agreement or any other agreement.

5.   Retention and Release of Deposit

     Agent shall hold in safekeeping and preserve in confidence the Deposit during the Term and shall release or disclose the Deposit only in accordance with the terms of this Agreement.

6.   Release of Deposit

     Agent shall release the Deposit only as follows:

          (a) Agent shall release the Deposit to UPI or AT&T upon Agent's receipt of written instructions to do so signed by an officer of each of UPI and AT&T; provided that all fees payable to Agent for performance of its services hereunder have been fully paid.

          (b) Agent shall release the Deposit to UPI at any time that Agent ceases doing business or is unable to hold the Deposit in accordance with the terms of this Agreement clue to forces beyond its reasonable control; provided that all fees payable to Agent for performance of its services hereunder have been fully paid, and provided further that Agent gives such advance notice to UPI and AT&T as is reasonably practicable in the circumstances. Upon such notice, UPI and AT&T shall use their best efforts to agree upon a substitute escrow agent and enter into an escrow agreement containing substantially the same terms as this Escrow Agreement pursuant to which UPI shall deliver the Deposit to the substitute escrow agent.

          (c) Agent shall release the Deposit to AT&T on the eleventh (11th) day after Agent gives UPI a written Release Notice therefor pursuant to paragraph 7.3, provided that Agent does not receive a Dispute Notice from UPI in the manner and within the time specified in paragraph 7.4.

          (d) Agent shall release all or a portion of the Deposit in accordance with any arbitration award pursuant to Section 8 determining that a Release Event as to the UPI Software or the Application Server Software, as the case may be, has occurred, but in no event less than ten (10) days following such award.

          (e) Agent shall release the Deposit to such persons and in such manner as may be directed by order of any court of competent jurisdiction pursuant to Section 9 or otherwise.

          (f) Upon the termination or expiration of the Term pursuant to Section 13, Agent shall release the Deposit to UPI or, if directed in writing signed by an officer of UPI and an officer of AT&T, to a substitute escrow agent.

7.   Release Events

     7.1  Release Events

     AT&T shall be entitled to release of the Deposit upon the occurrence of a Release Event.

     7.2  Release Notice

     Upon the occurrence of any Release Event, AT&T may deliver to Agent a written notice (the "Release Notice") of the Release Event and requesting release of the Deposit as provided for in paragraph 7.1. The Release Notice must contain a statement, verified by an officer of AT&T, that the applicable Release Event has occurred and that the Deposit is to be released.

     7.3 Agent's Notice to UPI

     Upon receipt of a Release Notice, Agent shall promptly give UPI written notice of such receipt and transmit with such notice a copy of the Release Notice.

     7.4 Dispute

     UPI may dispute a Release Notice at any time within ten (10) days after UPI receives written notice thereof pursuant to paragraph 7.3, by giving written notice to Agent specifically denying the occurrence of such Release Event and setting forth a description of any facts that indicate that the Release Event did not occur (the "Dispute Notice").

     7.5 Agent's Notice to AT&T

     Upon receipt of a Dispute Notice, Agent shall promptly give AT&T notice of such receipt and transmit with such notice a copy of the Dispute Notice.

     7.6  Withdrawal of Notice

     AT&T may withdraw its Release Notice at any time by giving Agent and UPI written notice of such withdrawal. UPI may withdraw its Dispute Notice at any time by giving Agent and AT&T written notice of such withdrawal.

8.   Arbitration

     8.1  General

     Any dispute of a Release Notice pursuant to paragraph 7.4 shall be settled by final and binding arbitration in accordance with the provisions of this section. The sole issue to be decided in any such arbitration shall be whether any Release Event has occurred.

     8.2  Notice

     If, within fifteen (15) days after receipt of any notice from Agent that it has received a Dispute Notice, the dispute has not been resolved in a mutually acceptable manner, either party may initiate the arbitration procedure under this section by giving the other party written notice demanding arbitration of the dispute.

     8.3  Arbitration

     Unless otherwise agreed by UPI and AT&T, any dispute submitted to arbitration under this section shall be presented to a panel of three arbitrators. The party demanding arbitration under paragraph 8.2 shall appoint and specify one of the arbitrators in its notice demanding the arbitration. The other party shall appoint a second arbitrator and give the demanding Party written notice of such appointment within thirty (30) days after the notice demanding the arbitration. The two arbitrators so appointed shall appoint a third arbitrator who shall act as chairman of the arbitration panel. If the two arbitrators appointed by the parties do not agree upon the third arbitrator within thirty (30) days after appointment of the second arbitrator, then, upon request of UPI or AT&T, the third arbitrator shall be appointed in accordance with the Arbitration Rules of the Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.). If any arbitrator is unable to serve as an arbitrator, then a substitute arbitrator shall be promptly designated by the person or persons who appointed the arbitrator who is unable to serve.

     8.4  No Ex Parte Discussions

     No party may discuss the dispute to be arbitrated with any arbitrator after such arbitrator is appointed and prior to the arbitration panel's determination, without providing the other party with reasonable advance notice and the opportunity to participate in such discussions.

     8.5  Procedures

     The arbitration shall be conducted in accordance with the Arbitration Rules of J.A.M.S. Additional rules of procedure for the conduct of the arbitration may be determined by a majority of the arbitrators. Such rules of procedures shall direct the expeditious evaluation of the merits of the dispute and rendering of a decision consistent with the complexity of the dispute being arbitrated. In any arbitration, each party shall have:

          (a) full access to the records of the other parties that pertain to the dispute;

          (b) the power to call for testimony of any director, officer, employee, agent or representative of the other parties; and

          (c) all other rights of discovery accorded to parties in civil actions under the Federal Rules of Civil Procedure (or rules or laws applicable to court proceedings adopted in lieu thereof) applicable in proceedings before the court specified in section 9.8.

     8.6  Decision

     Unless otherwise agreed by UPI and AT&T, the arbitrators shall render a decision determining whether the Release Event has occurred within thirty (30) calendar days after completion of the arbitration proceeding. The decision of the arbitration panel shall be made by a majority of the arbitrators and shall be binding upon the parties.

     8.7  Location

     Any arbitration hearings under this Agreement shall be held at a mutually acceptable location in or near San Francisco, California, U.S.A.

     8.8  Jurisdiction

     The Superior Court of the State of California in and for the City and County of San Francisco, shall be the forum for any court supervision of any arbitration under this section.

     8.9  Costs

     Each party shall pay for the services and expenses of the arbitrator appointed by it. The costs for the services and expenses of the third arbitrator and all administration costs of the arbitration shall be paid by the non-prevailing party.

9.   Interpleader

     Notwithstanding any other provision of this Agreement, if Agent receives a Release Notice and Agent is uncertain whether the Release Notice was timely or otherwise effective, then Agent may, in its sole discretion, begin an interpleader action and deposit the Deposit with the clerk of the court or withhold release of the Deposit until instructed otherwise by court order. In connection with any such deposit, Agent shall seek an appropriate order to seal the deposit so as to prevent release or disclosure to third parties.

10.  Fees

     AT&T shall pay to Agent the initial and annual fees prescribed on the attached Exhibit I for performance of services by Agent during the Term. Agent may change its rates from time to time by providing at least sixty (60) days' advance written notice of such change to AT&T.

11. No Duty to Inquire Into Truth, Authenticity or Authority; Right to Require Additional Documents

     Agent shall not be required to inquire into the truth of any statements or representations contained in any notices, certificates or other documents required or otherwise provided hereunder, and shall be entitled to assume that the signatures on such documents are genuine, that the persons signing on behalf of any party thereto are duly authorized to execute the same, and that all actions necessary to render any such documents binding on the party purportedly executing the same have been duly undertaken. Without in any way limiting the foregoing, Agent may in its discretion require from UPI or AT&T additional documents which it deems to be necessary or desirable in the course of performing its obligations hereunder.

  12.  Indemnification

     Agent shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to the escrow arrangement set forth herein. Provided Agent has acted in the manner stated in the preceding sentence, AT&T and UPI each agree to indemnify, defend and hold harmless Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Agent relating in any way to the escrow arrangement set forth in this Agreement.

13.  Termination

     13.1 Termination by Agent

     Agent may, at any time, terminate the term of this Agreement by resigning as escrow agent hereunder. Agent shall provide UPI and AT&T ninety (90) days' advance written notice of its intention to resign. Further, Agent may terminate the term of this Agreement upon written notice to UPI and AT&T if AT&T defaults in the payment of the fees payable to Agent under section 10 and fails to cure such default within ten (10) days after its receipt of written notice of default from Agent.

     13.2 Termination by AT&T

     AT&T may, at any time, terminate the term of this Agreement by providing Agent fourteen (14) days advance written notice of such termination, signed by an officer of AT&T; provided that all fees payable to Agent for performance of its services hereunder have been fully paid.

     13.3 No Other Termination

     Except as provided in paragraphs 13.1 and 13.2, this Escrow Agreement may not be terminated or modified except in writing signed by Agent, UPI and AT&T; provided, however, that this Agreement will terminate and all items held in escrow hereunder will be returned to UPI upon any termination of the license granted to AT&T under Section 2 of the Software Agreement.

14.  Miscellaneous

     14.1 Entire Agreement

     This Escrow Agreement constitutes the final and entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings.

     14.2 Notices

     All notices, requests, consents and other communications provided for herein to any party shall be deemed to be sufficient if contained in a written instrument either: (a) delivered in person or by facsimile or telex; or (b) sent by first-class registered or certified mail postage prepaid, addressed to the party at the address set forth below, or such other address as may be hereafter be designated in writing by the party. Notices will be effective only upon actual receipt.

     If to UPI:                Unwired Planet, Inc.
                               90 Middlefield Road, Suite 201
                               Menlo Park, California 94025
                               Attn: President



     If to AT&T:               AT&T Wireless Services, Inc
                               Wireless Data Division
                               10230 N E Points Dr.
                               Kirkland, Washington 98033
                               Attn: WDD General Counsel

     If to Agent:              Data Securities International, Inc.
                               425 California Street, Suite 1450
                               San Francisco, CA 94104
                               Attn: _____________________

     14.3 Changes

     The terms of this Escrow Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the parties.

     14.4 Severability

     If any term or provision of this Escrow Agreement or the application thereof as to any person or circumstance shall to any extent be invalid or unenforceable, the remaining terms and provisions of this Escrow Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Escrow Agreement shall be valid and enforceable to the fullest extent permitted by law.

     14.5 Facsimile

     This Escrow Agreement may be executed by facsimile signature.

     14.6 Counterparts

     This Escrow Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument. All such counterparts together shall constitute but one agreement.

     14.7 Headings

     The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Escrow Agreement.

     14.8 Specific Performance

     In the event of any breach of or default under this Agreement by any party, other than a breach or default of a monetary obligation, the other party may suffer irreparable harm and have no adequate remedy at law. Consequently, in the event of such breach or default, or any threat of such breach or default, by any party, then the other parties will be entitled to temporary or permanent injunctive relief, specific performance and such other equitable relief as may be appropriate in he circumstances in order to restrain or enjoin the breach or default. This paragraph will not be interpreted or construed to require the release of the Deposit pursuant to a Release Notice that has been disputed in good faith by UPI in accordance with paragraph 7.4, prior to resolution of the dispute pursuant to Section 8. The rights and remedies under this paragraph are in addition to, and not in lieu of, any other right or remedy afforded under any other provision of this Agreement, by law or otherwise.

     14.9 Governing Law

     This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws.

     14.10 Successors and Assigns

     This Agreement shall inure to the benefit of, be binding upon and be enforceable by each of the parties and their respective successors and assigns. The assignment and delegation rights of the Parties with respect to this Agreement are set forth in Section 10.5 and 10.6 of the Software Agreement.

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date set forth above.


UPI:                           Unwired Planet, Inc.



                               By __________________________
                               Title ______________________


AT&T:                          AT&T Wireless Services, Inc.



                               By __________________________
                               Title ______________________


Agent:                         Data Securities International, Inc.



                               By __________________________
                               Title ______________________

                         EXHIBIT 1 TO ESCROW AGREEMENT

                                 Fee Schedule
                                 ------------


Fee:                          Amount:
----                          -------

1.    Initial Fee             ________________

2.    Annual Fee              ________________
        (One Container)

3.    Additional Container    ________________
        (Per Year)

                                   EXHIBIT C


                         Software Integration Services

     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used in this Exhibit C with initial letters capitalized.

     The Software Integration Services to be provided by UPI to AT&T are defined as follows:

     UPI will, in conjunction with AT&T, define specifications for hardware, operating systems, Oracle database versions, and [********] or a UPI-specified email engine/package and configuration that will support the UPI Software and Application Server Software and will integrate into AT&T's network. Upon receipt of such specifications from UPI, AT&T will establish its computer or computers on which the ANT Server and Application Server run along with all other hardware, operating system, Oracle database, email engine, and other software necessary to operate the ANT Server and Application Server and their connection to the AT&T Network, with the exception of the UPI Software and the Application Server Software. Such computers will be fully functioning and will conform to the specifications supplied by UPI as described above. In connection with AT&T's initial installation of the computers to be used as the ANT Server and the Application Server, UPI will provide the following services:

     1. Installation of the UPI Software and Application Server Software on the AT&T computers to establish an ANT Server and an Application Server on the AT&T Network to support an initial user/client population of [****] on the Launch Date, [****] by [******************
          ********], [*****] by [***************************] and [*****] by [**
          ************************].

     2. Cooperation with and provision of assistance to agents and representatives of AT&T and AT&T's other software and hardware suppliers which supply elements of the interface with the ANT Server and Application Server, in the appropriate initial configuration of the other software and hardware elements to support an initial user/client population of [****].

     3. Cooperation with and provision of assistance to agents and representatives of AT&T in the initial configuration of AT&T's billing system and information extraction processes and procedures to support an initial user/client population of [****].

     4. Cooperation with and provision of assistance to agents and representatives of AT&T in the initial configuration of AT&T's customer care and provisioning procedures to support an initial user/client population of [****].

     UPI representatives will be present at the site of the installation of the UPI Software and Application Server Software on the first computer configurations to serve as an ANT Server and an Application Server, and will provide training to an AT&T team with the understanding that at the conclusion of the installation of the UPI Software and Application Server Software, the team will be capable of conducting a similar installation on the next AT&T computer to be designated as an ANT Server or an Application Server. The visit will be at UPI's cost and expense. In the second such installation, UPI representatives will be present at the site and will not conduct the installation, but will act as advisors to AT&T staff conducting the installation. This visit will be at UPI' cost and expense. In the third and all subsequent installations, UPI representatives will provide remote telephone and fax assistance until each installation is formally accepted by AT&T according to installation standards established at the time of the first installation by the UPI/AT&T installation

                                   EXHIBIT C
team. If the installation of the UPI Software cannot be accomplished with remote assistance, representatives of UPI will appear on site to assist in such installation. Such visits will be at UPI's cost and expense; provided that if the problem or error is not attributable to the UPI Software or UPI's instructions on the installation of subsequent updates or releases, AT&T will reimburse UPI for such costs and expenses. AT&T will retain responsibility for the AT&T Network, including responsibility for procuring necessary hardware, operating systems and software scheduling, planning, and coordinating other third party suppliers, and other similar activities.

     In connection with the installation of updates and subsequent releases of the UPI Software or Application Server Software to which AT&T is entitled under the Agreement, UPI will provide AT&T with disks or other media containing such updates and releases along with instructions on appropriate installation of such updates and releases. Representatives of UPI will be available by telephone to assist in such installation and if such installation cannot be accomplished with remote assistance in conformity with ordinary and routine procedures, practices and response times, representatives of UPI will appear on site to assist in such installation. Such visits will be at UPI's cost and expense; provided that if the problem or error is not attributable to the UPI Software, the Application Server Software or UPI's instructions on the installation of subsequent updates or releases, AT&T will reimburse UPI for such costs and expenses. AT&T will not update or install new releases of any other elements of the ANT Server, the Application Server or the AT&T Network (such as the Oracle database or the platform operating system) until UPI shall have confirmed in writing that the UPI Software or the Application Server Software, as applicable, will operate and is compatible with such update or release or has provided AT&T with an update or release of the UPI Software that will operate and is compatible with the update or release of such other element.

                                  EXHIBIT 2C

                                Email Services


     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used in this Exhibit 2C with initial letters capitalized.

     In connection with AT&T's initial installation of the computer to be used as the ANT Server, UPI will cooperate with and provide assistance to agents and representatives of AT&T and Oracle in the appropriate configuration of the Oracle database and HPOpenMail or some other UPI-specified email package to support an initial user/client population of 10,000, including without limitation the following:

     1. UPI will cooperate with and assist agents and representatives of AT&T in evaluating alternative email engines and/or software packages including, but not limited to, HPOpenMail, and any other email software that UPI considers using to offer, store and forward functionality to customers.

     2. If AT&T elects to license the email code which UPI has developed to run in conjunction with HPOpenMail (the "UP/HP Email Code"), UPI will grant to AT&T a nonexclusive, nontransferable (other than as provided in paragraph 10.7 of the Agreement) and nonsublicensable license to such UP/HP Email Code in connection with the AT&T Network at a mutually agreed upon price not to exceed $200,000. UPI will provide to AT&T training and code review for a period not to exceed 7 business days over elapsed time of three (3) weeks. This support will be provided by a UPI employee fully qualified and experienced in the development of the UP/HP Email Code set. Thereafter, UPI will not be obligated to provide any support of the code to AT&T. AT&T will not sell, sublicense or otherwise transfer the UP/HP Email Code to any third party. Each employee or contractor used by AT&T in customizing or further developing the UP/HP Email Code will be required to sign a document~ promising that they will not develop or work on any code for a competing product (i.e., any messaging or email service designed to operate on a handheld wireless device) for a period of one (1) year after performance of the work on the UP/HP Email Code. AT&T will not be liable for the actions of any employees following termination of their employment with AT&T or any contractors following termination of their contracted activities with AT&T.

     3. If AT&T elects to license UPI's email application (the "UPI Email Application"), UPI will license such application to AT&T at a price of $23 per seat for the first 20,000 seats, $13 per seat for the next 40,000 seats and $8 per seat for each seat over 60,000. In addition, UPI will provide to AT&T maintenance and upgrade support at an annual rate of $1.60 per seat. Enhancements will not be included. Seats may be purchased in blocks of 10,000 each, with payment for each block due upon issuance of the seats for such block.

     4. UPI will utilize documented API's and/or standard data communications protocols to communicate between the ANT and UPI Mail. UPI software will not utilize undocumented system features, system calls, or communications links in the integration of the UPI Email Application.

                                  EXHIBIT 2C

     5. If AT&T elects to license UPI Email Application, UPI will cooperate with and assist agents and representatives of AT&T in integrating the AT&T-based UPI email server with the AT&T-based ANT in accordance with the terms of the agreement between UPI and AT&T relating to such email products;

     6.   [************************************************************
          **************************************************************
          **************************************************************
          **************************************************************
          **************************************************************
          **************************************************************
          **************************************************************
          **************************************************************]

     7. If, during the Term of this Agreement, AT&T elects to license UPI Email Application, UPI will continue to provide email Support Services hereunder for prior versions of the UPI Email Application used by AT&T in its service offering for a period of twelve (12) months following the latest maintenance release, but in no event less than two (2) years from the Launch Date.

                                 EXHIBIT D

                                Specifications

     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used in this Exhibit D with initial letters capitalized.

1.   General Description of UPI Software

     The UPI Software as described, demonstrated, and defined within the documents below is described as the AirNet Service. The AirNet Network Translator (ANT) is the core of this system. It is responsible for request and notification translation, subscriber authorization and billing, and overall system fault detection and reporting. The ANT shall provide this service as an Internal Fixed End System (F-ES) within an AT&T Network. It is developed upon standard, object oriented software development methods. It has been initially developed to run on the Solaris operating system of SunSoft, utilizing an Oracle database (not included within the definition of 'UPI Software"). The design documents denote an anticipated [********] plus Subscriber load that the ANT has been designed to scale to.

     In addition to the performance requirements set forth in Section 4 of this Exhibit D, the minimum performance characteristics for the UPI Software are to support:

     .  [****] Subscribers as of the Launch Date

     .  [****] Subscribers by [**********]

     .  [*****] Subscribers by [**********]

     .  [*****] Subscribers by [**********]

UPI will consult with AT&T regarding AT&T Network architecture needs as UPI's plans for product migration unfold. AT&T will provide UPI with notice of AT&T Network architectural needs and changes. UPI will design its UPI Software so that AT&T is required to use no more than a commercially reasonable amount and type of hardware to operate such UPI Software.

2.  General Description of Application Server Software

     The Application Server Software sits on a Web server and allows the Web servers to interact with the ANT Server and the UPI Supported Devices. The Application Server Software is responsible for the real time translation of HDML into a compressed format which can be processed by the UPI Supported Devices. The first version of the Application Server Software will be available for the Solaris Operating System, with subsequent versions available for Windows NT, and other versions of the Unix operating system. UPI will design its Application Server Software so that AT&T is required to use no more than a commercially reasonable amount and type of hardware to operate such Application Server Software.

                                   EXHIBIT D

3.   Specific Technical Requirements

     The specific technical requirements necessary to implement the UPI Software and the Application Server Software as described above shall be determined with reference to the designs, definitions, and specifications as presented to AT&T and the following documents, copies of which have been previously provided to AT&T:

     . UPI ANT Scalability Performance Characteristics (April 22, 1996, and subsequent updates delivered to AT&T)

     . UPI Uplink Gateway Specification (April 22, 1996, and subsequent updates delivered to AT&T)

     . UPI Gateway Protocol UGP Overview (April 22, 1996, and subsequent updates delivered to AT&T)

     . UPI Software Developer's Kit Specification (April 22, 1996, and subsequent updates delivered to AT&T)

4.   UPI Software Performance Requirements

     The UPI Software will meet the following minimum performance characteristics, with such characteristics being subject to acceptance by AT&T pursuant to Exhibit C and Exhibit H:

     The environment under which the UPI Software will perform is as follows:

     . Support at least [****] Subscribers at the initial installation site on or before the Launch Date, and [****] Subscribers on or before [****** ******].

     . Be compatible with providing electronic mail boxes (addresses and email store and forward capability) to at least [****] Subscribers at the initial installation site on or before the Launch Date, and to [****] Subscribers on or before [*************].

     . Provide maximum user response times (independent of non-UPI licensed software constraints) of no greater than [******] from user input to system response (with non-UPI licensed software latencies removed) during peak utilization periods. Peak utilization periods are defined as no less than [*] Subscriber utilization (e.g., [***************] accessing the system at the same time at initial installation). A Subscriber' accessing the system is hereafter referred to as an "Active Subscriber." Such response times shall not include device cached responses. Response must be from the UPI Software (ANT).

     .   A transaction is defined as:

         . An Active Subscriber inputs information into a device which generates a server request.

                                   EXHIBIT D

                          Specifications {continued)

       .  This request is received by the ANT Server.

       . The ANT Server interprets the request and processes the information required for a response.

       .  The response is sent to the Active Subscriber's device.

    .  The average transaction rate per Active Subscriber is [*******] seconds.

5.  Application Server Software [*********] Requirements

    The minimum [*********] characteristics of the Application Server Software are to not add more than [**] seconds of processing time on a Web server hosting an HDML application during peak utilization periods. Peak utilization periods are defined as no less than [*] Subscriber utilization (e.g., [***] Subscribers accessing the system at the same time at initial installation). The utilization support levels are defined as:

     .  [****] Subscribers as of the Launch Date

     .  [****] Subscribers by [***************]

     .  [*****] Subscribers by [***************]

     .  [*****] Subscribers by [***************]

                                   EXHIBIT E

                               Support Services

     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used in this Exhibit E with initial letters capitalized.

     The Support Services to be provided by UPI to AT&T include on-going maintenance of the UPI Software and Application Server Software as well as system level support to ensure a high level of availability as set forth below.

     In the event AT&T notifies UPI of any actual or suspected error or defect in the UPI Software or Application Server Software, UPI will provide Support Services and qualified personnel necessary to correct the error or defect in accordance with the terms of this Agreement. UPI shall use its commercially reasonable [**] efforts to remedy each error or defect as soon as reasonably possible with as little disruption to AT&T or the UPI Service. In any event, UPI will use its commercially reasonable [**] efforts to remedy all program errors or defects at the following defect classification levels, as determined by AT&T in its sole discretion, at least as quickly as the following response levels:

     SEVERE - This category includes any material defect (or other material failure of the UPI Software or Application Server Software to function according to its Specifications) which is demonstrable on the ANT Server or the Application Server, as applicable, and causes the UPI Software or Application Server Software to be inoperable, to operate improperly or produces results materially different from those described in the Documentation that prevents or seriously impairs the performance of one or more of the UPI Software or Application Server Software major functions. This category includes, but is not limited to, the following:

     . Overall Performance Standards: A [*] or greater under-performance as measured against the performance standards set forth in Exhibit D (e.g., the ability to support only [***] Subscribers by [**********], rather than the required [****] Subscribers).

     . Protocol Stability: Any material failure of user commands attributable to UPI protocols or software.

     . Billing Information Accounting and Transfer: Any material failure to accurately account for and transfer Customer billing information on a timely basis.

     . User Configuration: Any material rejection by UPI server or software of attempted changes and/or updates of Customer profiles;

     . Server Communications Links: Any material breakdown or failure of communications between the ANT, Application Server, database server, and the message storage facility.

     . External Communications Links: Any material failure due to UPI Software or Application Server Software of the internet link or other gateways.

UPI's response to a "SEVERE" defect will be as follows:

                    Contact      -         [******]
                    Workaround   -         [******]
                    Solution     -         [******]

                                   EXHIBIT E

     MODERATE- This category includes any defect (or other failure of the UPI Software or Application Server Software to function according to its Specifications) which is demonstrable on the ANT Server or Application Server, as applicable, and causes the UPI Software or Application Server Software to be inoperable, to operate improperly or produces results materially different from those described in the Documentation that causes erratic or marginally impaired performance of one or more of the UPI Software or Application Server Software major functions, but is not a "SEVERE" defect. UPI's response to a "MODERATE" defect will be as follows:

                    Contact     -        [********]
                    Workaround  -        [********]
                    Solution    -        [********]

     MILD - This category includes any defect (or other failure of the UPI Software or Application Server Software to function according to its Specifications) which is demonstrable on the ANT Server or Application Server, as applicable, and causes the UPI Software or Application Server Software to be inoperable, to operate improperly or produces results materially different from those described in the Documentation that is not a "SEVERE" defect or a "MODERATE" defect. UPI's response to a "MILD" defect will be as follows:

                    Contact     -         [********]
                    Workaround  -         [********]
                    Solution    -         [********]

     For the purposes of the aforementioned defect classification levels and response times, the following shall apply:

     1. [*******************************************************************
********************************************]

     2. "Contact" means a telephone call from a qualified support specialist of UPI to determine the nature of the problem and to begin telephone/remote diagnosis and support.

     3. "Workaround" means UPI has diagnosed the problem and has determined the steps required to remedy the problem and has implemented or has enabled AT&T to implement, a temporary workaround solution that allows the UPI Software or Application Server Software, as applicable, to regain functionality and substantial operational status of major functions.

     4. "Solution" means that the UPI Software or Application Server Software, as applicable, functions have been fully restored (including permanent code fixes, documentation, source code updates and similar information) and the UPI Software or Application Server Software, as applicable, operates without material defects.

     Notwithstanding the foregoing, if an error, defect or failure is MILD and does not degrade operation of the AT&T Network in a manner observable or otherwise noticeable to the user, then UPI will have the option to remedy such error, defect or failure in the next regular release of the UPI Software or Application Server Software, as applicable. Program errors, defects or failures will not include errors, defects or failures resulting from AT&T's improper use of the UPI Software or

Application Server Software, modifications or damage to the UPI Software or Application Server Software by AT&T, or AT&T's use of the UPI Software or Application Server Software on or with hardware, an operating system or other software other than as specified in writing or otherwise approved in writing by UPI as being compatible with the UPI Software. If UPI is acting diligently and in good faith, is exercising commercially reasonably best efforts to remedy such errors, defects or failures, is making real and substantial progress toward such remedies and there is a reasonable expectation that UPI will achieve such remedy, then UPI will be deemed to be in compliance with its obligation to provide the Support Services, provided that such efforts and progress are sufficient to actually meet the response times for program error "Solution" specified above.

     . Maintenance. UPI shall provide remote maintenance on a 7 day, 24 hour per day, 365 day per year basis. Should an on-site visit become necessary, UPI shall provide, [**********************] maintenance personnel to the site where the UPI Software or Application Server Software is installed; provided that if the problem or error is not attributable to the UPI Software or Application Server Software, as applicable, or UPI's instructions on the installation of the subsequent release, AT&T will reimburse UPI for the costs and expenses reasonably incurred by UPI for the site visit. This software maintenance may include, without limitation, software error correction, diagnostic testing (if such testing can be conducted with the UPI Software or Application Server Software running and available for use), reconfiguration, reinstallation of software, and installation of patches (software fixes).

     . Upgrades and Enhancements. UPI shall provide, [********************] software maintenance releases to correct software program errors. Such software maintenance releases will be provided to AT&T as necessary to meet the response times for program error "Solution" specified above. Notwithstanding anything in the Agreement to the contrary, all Enhancements created by or for UPI that are made available without charge by UPI to its customers generally during the Term of this Agreement will be provided to AT&T at no additional charge promptly after the Enhancement is so created, whereas all Enhancements created by or for UPI that are made available with a charge by UPI to its customers generally during the Term of this Agreement will be made available to AT&T upon request in accordance with the provisions of paragraph 5.7 of the Agreement.

     . UPI Master Server Updates. UPI shall also provide to AT&T, [**** *****************] [***] updates of all content sites which have become UPI-capable [****************************************************************] For
those content sites for which access to both the content and the UPI capable server or application that accesses such site [******************************] to AT&T customers or the public generally, UPI shall, on a daily basis, provide an updated address map to be loaded onto the AT&T UPI-capable server(s), [**
*****************************************************************************
*********************************************************]

     . Additional Services. UPI will provide to AT&T such additional services relating to the UPI Software and Application Server Software not otherwise provided as part of the Services hereunder as may be requested by AT&T from time to time on terms and conditions and at such rates as may be mutually agreed upon by the parties in writing. In the event AT&T requests any such additional services from UPI, the parties will negotiate in good faith with the objective of agreeing upon a written statement of work that will provide, among other things, a detailed description of the services and the compensation to be paid to UPI therefor.

                                   EXHIBIT E

     . Obligations of AT&T. AT&T will provide UPI with access on an as-needed-by-AT&T basis to the AT&T ANT Server and AT&T Application Servers to enable UPI to update such address map and to monitor the proper functioning of the UPI Software and Application Server Software. The mapping services provided by UPI will include providing a directory of all available UPI front-ended servers to AT&T on a no-charge basis, providing this directory registration service at nominal or no cost to Software Development Kit owners, selective mapping (AT&T's mapping configuration will not be obliterated by UPI master mapping), and a full directory of all UPI front-ended servers that have a right to be seen by AT&T customers (excluding only those that are proprietary to another UPI customer).

        General Obligations

     . Version Level Support - During the Term of this Agreement, UPI will continue to provide Support Services hereunder for prior versions of the UPI Software and Application Server Software used by AT&T in its service offering for a period of twelve (12) months following the release of the next maintenance release and for a period of twelve (12) months following the release of the next major release, or three (3) years if backward compatibility is interrupted for the installed base of AT&T clients.

     . Quality Assurance - UPI will develop and implement quality assurance measures to insure that all program error corrections and other Support Services are of workmanlike quality and completed in a timely manner in accordance with all terms and conditions of this Agreement.

     . Staffing of Services - UPI will ensure that only fully experienced and properly qualified persons perform the Support Services hereunder and that all Services are staffed adequately with personnel capable of providing the Support Services. UPI will, if requested by AT&T, remove from performance of the Services hereunder any person AT&T reasonably determines to be incompetent, insubordinate, careless, disorderly or otherwise~vise objectionable.

                                   EXHIBIT F

                             [*******************]

     [**************************************************************************
****************************************************************************
******************************************************************************]

                                   EXHIBIT G

[Superseded by Section 5 of Third AT&T Amendment]

                                  EXHIBIT H

                     Commercial Server Acceptance Criteria

     Unless otherwise defined herein, all terms defined in the Agreement will have the same meanings when used in this Exhibit H with initial letters capitalized. Further, the terms "Severe," "Moderate" and "Mild" will have the meanings given them in Exhibit E when used herein.

     The UPI Software and the Application Server Software shall not contain any Severe or Moderate defects, and shall not have more than fifty (50) outstanding Mild defects. UPI shall notify AT&T of all known defects in the UPI Software or the Application Server Software at least ten (10) days prior to its scheduled delivery date. AT&T may challenge the classification of any defect prior to acceptance. Prior to delivery of the UPI Software and the Application Server Software, UPI will demonstrate for AT&T the server functions, capabilities and transaction throughput as specified in Exhibit D. AT&T will issue a first level approval based on the successful completion of this test to AT&T's satisfaction. Full and final acceptance of the UPI Software and the Application Server Software by AT&T will occur when AT&T's Quality Assurance Group completes final testing of the UPI Software and the Application Server Software and issues written acceptance of the UPI Software and the Application Server Software based on the test results. Such test results will be made available to UPI upon request.

                                   EXHIBIT I

                        Designated Information Services

     [Exhibit I has been completed, sealed and deposited with Perkins Cole, counsel for AT&T, and will be released to UPI at such time as AT&T gives Perkins Cole notice that AT&T has obtained the consent of the designated Content Providers to the release of this Exhibit I to UPI]

                            FIRST AMENDMENT TO THE

              May 1, 1996 SOFTWARE LICENSE AND SUPPORT AGREEMENT

                                    BETWEEN

             UNWIRED PLANET, INC. and AT&T WIRELESS SERVICES, INC.



     This FIRST AMENDMENT ("the Amendment")is made as of this 25th day of
                                ---------
November 1996 (the "Effective Date"), by and between UNWIRED PLANET, INC.
                    --------------
("UPI"), a Delaware corporation having a principal office at 390 Bridge Parkway,
  ---
Redwood City, CA 94065; and AT&T Wireless Services, Inc. ("AT&T"), a Delaware corporation, having a principal office at 10230 N.E. Points Drive, Kirkland, WA 98033.

     This Agreement amends that SOFTWARE LICENSE AND SUPPORT AGREEMENT (the

"Master Agreement"), dated May l, 1996, by and between UPI and AT&T. Unless
-----------------
otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Master Agreement.

1.   UPI EMAIL APPLICATION LICENSE

     1.1 As provided under Exhibit 2C to the Master Agreement, UPI hereby grants to AT&T and its Affiliates that operate or utilize an AT&T Network a nonexclusive, worldwide, license for UPI's electronic mail application (the "UPI
                                                                             ---
Email Application") to do the following until such time as the license granted
-----------------
herein terminates in the manner described in paragraphs 8.2.2 of the Master Agreement or AT&T and its Affiliates discontinue the UPI Email Application pursuant to Section 5 of this Amendment:

          (a) install and use the UPI Email Application on any servers situated at the site or sites identified on the Exhibit F of the Master Agreement and any other sites designated from time to time by AT&T;

          (b) copy and reproduce the UPI Email Application in connection with the exercise of the fights granted in (a) above;

          (c) make and keep a reasonable number of copies of the UPI Email Application for archival or backup purposes, provided that AT&T keeps such copies securely stored in a locked area with access restricted to employees who need such access in order to operate or maintain the UPI Email Application; and

          (d) use, reproduce and distribute internally the UPI Email Application Documentation, as defined herein, in connection with the exercise of any rights granted under this Section 1;

provided that all such copies of the UPI Email Application programs and related UPI Email Application Documentation will remain subject to the provisions of
Section 10.2 of the Master Agreement. The UPI Email Application Documentation shall include all then-current documentation related to the UPI Email Application made available to any UPI customer, including but not limited to, the design and product specifications, configuration requirements, user manuals, installation and operating instructions, and test results.


     1.2 UPI will deliver to AT&T one (1) copy of the UPI Email Application and one (1) copy of the current UPI Email Application Documentation no later than fifteen (15) days after entering into this Amendment.

     1.3 UPI will deliver all Upgrades and all Enhancements to the UPI Email Application as those Upgrades and Enhancements are created by UPI at no additional charge to AT&T All Upgrades and Enhancements provided to AT&T will be deemed a part of the UPI Email Application.

2.   LICENSE FEES

     2.1 In consideration of the license granted herein to the UPI Email Application, AT&T shall pay to UPI the one-time license fees in the amount and in accordance with the payment terms as follows:


                          No. of Seats             Price (per seat)
                          ------------             ----------------

Per Seat License             [******]                   [******]
                             [******]                   [******]
                             [******]                   [******]


     2.2 UPI will invoice AT&T upon shipping the UPI Email Application for the initial block of [*******************] seats. Additional seats may be purchased in blocks of [*******************] each.

     2.3  [*********************************************************************
*******************************************************************************
********************************************************************]

3.   SUPPORT SERVICES AND FEES

     3.1 UPI will, with respect to the UPI Email Application, furnish AT&T and its affiliates the software maintenance and support services described in
Schedule 1 hereto (the "UPI Email Support Services") for the term of the UPI
                        --------------------------
Email Application license.

     3.2 AT&T shall pay to UPI an annual fee for the performance of the UPI Email Support Services in the amount of one dollar and sixty cents ($1.60) per each seat of the UPI Email Application purchased by AT&T.

     3.3 UPI will invoice AT&T for the first calendar year of Email Support Services for a block of UPI Email Application seats upon shipping such block of seats. UPI will invoice AT&T for subsequent calendar years of Email Support Services on the anniversary date of the issuance of such block of seats.

4.   OBLIGATIONS OF UPI

     4.1 The UPI Email Application 2.0 release will [************************ ********************************************] to communicate with the ANT
Server. UPI will cooperate with and assist agents and representatives of AT&T in integrating the UPI Email Application licensed hereunder with the ANT Server located on AT&T premises. The UPI Email Application will [********** ******************************************************************] in the
integration of the UPI Email Application.

     4.2 UPI will ensure that the UPI Email Application meets the requirements set forth in the Documentation and in Schedule 2 hereto.

     4.3 UPI shall provide the UPI Email Application software integration services set forth in Schedule 3 hereto. UPI will commence and use commercially reasonable efforts to perform and complete the UPI Email Application software integration and testing services in accordance with the schedule mutually agreed upon by the parties in writing.

5.   [*********************]

     [*****************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
**************************************************]

6.   OWNERSHIP

     6.1 Except for the license granted under Section 1 of this Amendment, UPI reserves all of its Proprietary Rights in the UPI Email Application, and no title to or ownership of the UPI Email Application is transferred to AT&T or its Affiliates under this Amendment or the Master Agreement.

     6.2 UPI reserves any and all trade names and trademarks which UPI uses in connection with the UPI Email Application. AT&T may market, promote, distribute, provide, operate and otherwise deal with the UPI Email Application using their own private labels, trade names, logos, trademarks, notices (e.g., copyright or otherwise) and other identifications, and may remove any private label, trade name, trademark, notice or other identification of UPI from the UPI Email Application that would be observable or physically apparent to a user of the UPI Email Application, including any UPI copyright notice. The parties agree that the UPI copyright notice appearing in the initial flash screen of the UPI Client Software is intended to provide UPI copyright notice to users of the UPI Email Application, which is activated at the same time as the UPI Client Software.

7.   SOURCE CODE ESCROW

     Within ten (10) days after the Effective Date of this Amendment, the parties and the Escrow Agent will enter into an amendment to the Escrow Agreement to provide for the delivery of the UPI Email Application source code to the Escrow Agent to be held in escrow, and UPI will deliver to the Escrow Agent under the Escrow Agreement a complete, current and accurate copy of the UPI Email Application source code. Thereafter, UPI will deliver to the Escrow Agent all source code for each Upgrade and Enhancement provided to AT&T hereunder within three (3) days after such Upgrade or Enhancement is delivered to AT&T. UPI will resubmit the UPI Email Application source code to the Escrow Agent promptly after the occurrence of every Upgrade and Enhancement provided to AT&T hereunder to such code, and will ensure that the UPI Email Application held in escrow will at all times match the UPI Email Application code which is then being using by AT&T. All relevant versions of the supporting UPI Email Application source code (as it relates to the hardware platforms, operation systems, utilities, database management systems and any other supporting code necessary to run the system) will also be delivered to and held in escrow by the Escrow Agent. The UPI Email Application source code will be delivered to AT&T in the event of a Minor Release Event or a Major Release Event as follows: (I) following a Minor Release Event relating to the UPI Email Application source code, UPI grants to AT&T and its Affiliates a license to use, modify and enhance the UPI Email Application source code and to take such other actions with respect thereto as may be necessary to use, correct, maintain and otherwise support the UPI Email Application; and (ii) following a Major Release Event relating to the UPI Email Application source code, UPI grants to AT&T and its Affiliates a license to use, modify, enhance and make derivative works from the UPI Email Application source code, and to take such other actions with respect thereto as may be necessary to use, correct, maintain, enhance, make derivative works from and otherwise support the UPI Email Application. Not withstanding the foregoing, if a default or other reason giving rise to the release of the UPI Email Application source code is cured by UPI, then AT&T will return all copies of such source code to the Escrow Agent to be held in escrow under the Escrow Agreement and the license granted under this First Amendment with respect to such source code will terminate until such time as there is a subsequent occurrence of a default or other reason giving rise to the release of the UPI Email Application source code.

8.  WARRANTY

    UPI represents and warrants that (a) it has sufficient fight, title and interest in and to the UPI Email Application to grant the license described in
Section 1 and 7, (b) the UPI Email Support Services and software integration services will be performed by UPI in a professional, workmanlike and skillful manner; (c) the UPI Email Application will comply in all material respects with the applicable Documentation and the Master Agreement and Amendment; and (d) the UPI Email Application does not and will not infringe or misappropriate any Proprietary Right of any third party. OTHER THAN THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE UPI EMAIL APPLICATION OR THE SERVICES COVERED BY THIS AMENDMENT, AND UPI EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   OTHER TERMS

     All other terms and conditions of the Master Agreement shall remain in full force and effect. The following terms and conditions set forth in the Master Agreement shall apply to the UPI Email Application, and are hereby amended to include the UPI Email Application, as relevant: Sections 1, 2.3, 4.2, 5.4, 5.6, 5.7, 6.1, 7.2, 8, 9, and 10.. This First Amendment shall be coterminous with the Master Agreement; provided, however, that a breach of any term or condition of this Amendment relating to the UPI Email Application shall not provide a basis for terminationof the Master Agreement or any other amendments thereto.

     Each party hereby represents to the other that the undersigned has full and binding authority to execute this Amendment.


     ACCEPTED AND AGREED:


UNWIRED PLANET, INC.  AT&T WIRELESS SERVICES, INC.

Signature: /s/ Charles M. Parrish    Signature: /s/ Kendra VanderMeulen
           ------------------------             ------------------------


Printed Name: Charles M. Parrish     Printed Name: Kendra VanderMeulen


Title: President                     Title: VP & GM, Wireless Data Div.
       ------------------------             ----------------------------

                                   Schedule 1


                             Email Support Services

     The Support Services to be provided by UPI to AT&T with respect to the UPI Email Application include on-going maintenance of the UPI Email Application software to ensure a high level of availability as set forth below.

     In the event AT&T notifies UPI of any actual or suspected error or defect in the UPI Email Application, UPI will provide Support Services and qualified personnel necessary to correct the error or defect in accordance with the terms of this Agreement. UPI shall use its commercially reasonable best efforts to remedy each error or defect as soon as reasonably possible with as little disruption to AT&T or the UPI Email Application service as possible. In any event, UPI will use its commercially reasonable best efforts to remedy all program errors or defects at the following defect classification levels, as determined by AT&T in its sole discretion, at least as quickly as the following response levels:

     SEVERE - This category includes any material defect (or other material failure of the UPI Email Application to function according to the UPI Email Application Documentation) which causes the UPI Email Application to be inoperable, to operate improperly or to produce results materially different from those described in the UPI Email Application Documentation that prevents or seriously impairs the performance of one or more of the UPI Email Application functions. This category includes, but is not limited to, the following:

     . [******************************************************************
       *********************************************************************
       *********************************************************************
       *********************************]


     . Protocol Stability: Any material failure of user commands attributable to UPI protocols or software.

     . User Configuration: Any material rejection by UPI server or software of attempted changes and/or updates of Customer profiles.

     . Server Communications Links: Any material breakdown or failure of communications between the ANT, Application Server, database server, the message storage facility, and the UPI Email Application server.

     . External Communications Links: Any material failure due to UPI Email
       Application software of the internet link or other gateways.

     UPI response to a "SEVERE" defect will be as follow:

                   Contact     [*******]
                   Workaround  [*******]
                   Solution    [*******]

     MODERATE - This category includes any defect (or other failure of the UPI Email Application to function in accordance with the UPI Email Application Documentation) which causes the software to be inoperable, to operate improperly or to produce results materially different from those described in the UPI Email Application Documentation that causes erratic or marginally impaired performance of one or more of the UPI Email Application major functions, but is not a "SEVERE" defect. UPI response to a "MODERATE" defect will be as follows:

                   Contact     [*******]
                   Workaround  [*******]
                   Solution    [*******]

     MILD - This category includes any defect (or other failure of the UPI Email Application to function according to the UPI Email Application Documentation) which causes the software to be inoperable, to operate improperly or to produce results materially different from those described in the UPI Email Application Documentation that is not a "SEVERE" defect or a "MODERATE" defect. UPI's response to a "MILD" defect will be as follows:

                   Contact     [*******]
                   Workaround  [*******]
                   Solution    [*******]

     For the purpose of the aforementioned defect classification levels and response time, the following shall apply;

          1. [************************************************************
     *******************]

          2. "Contact" means a telephone call from a qualified support specialist of UPI to determine the nature of the problem and to begin te lephone/remote diagnosis and support.

          3. "Workaround" means UPI has diagnosed the problem and has determined the steps required to remedy the problem and has implemented or has enabled AT&T to implement, a temporary workaround solution and supporting documentation that allows the UPI Email Application to regain functionality and substantial operational status of major functions.

          4. "Solution" means that the UPI Email Application functions have been fully restored and permanent code fixes, documentation, source code updates and similar information have been provided to AT&T in writing and the UPI Email Application operates without material defects.

     Notwithstanding the foregoing, if an error, defect or failure is "MILD" and does not degrade operation of the AT&T Network in a manner observable or otherwise noticeable to the user, then UPI will have the option to remedy such error, defect or failure in the next regular release of the UPI Email Application. Program errors, defects or failures will not include errors, defects or failures resulting from AT&T's improper use of the UPI Email Application, modifications or damage to the UPI Email Application by AT&T, or AT&T's use of the UPI Email Application on or with hardware, an operating system or other software other than as specified in writing or otherwise approved in writing by UPI as being compatible with the UPI Email Application. If UPI is acting diligently and in good faith, is exercising commercially reasonable best efforts to remedy such errors, defects or failures, is making real and substantial progress toward such remedies and there is a reasonable expectation that UPI will achieve such remedy, then UPI will be deemed to be in compliance with its obligation to provide the Support Services, provided, that such efforts and progress are sufficient to actually meet the response times for program error "Solution" specified above.

     UPI shall provide remote maintenance on a 7 day, 24 hour per day, 365 day per year basis. Should an on-site visit become necessary, UPI shall provide, [** ********************] maintenance personnel to the site where the UPI Email Application is installed; provided, however, that if the problem or error is not attributable to the UPI Email Application, or UPI's instructions on the installation of any subsequent release, AT&T will reimburse UPI for the costs and expenses reasonably incurred by UPI for the site visit. This software maintenance may include, without limitation, software error correction, diagnostics testing (if such testing can be conducted with the UPI Email Application Software running and available for use), reconfiguration, reinstallation, of software and installation of patches (software fixes).

     UPI shall provide, [**********************] software maintenance releases to correct software program errors. Such software maintenance releases will be provided to AT&T as necessary to meet the response times for program error "Solution" specified above.

     UPI will provide to AT&T such additional services relating to the UPI Email Application software not otherwise provided as part of the Services hereunder as may be requested by AT&T from time to time on terms and conditions and at such rates as may be mutually agreed upon by the parties in writing. In the event AT&T requests any such additional services from UPI, the parties will negotiate in good faith with the objective of agreeing upon a written statement of work that will provide, among other things, a detailed description of the services and the compensation to be paid to UPI therefor.

     UPI will continue to provide Support Services hereunder for prior versions of the UPI Email Application used by AT&T in its service offering for a period of twelve (12) months following the latest maintenance release, but in no event less than two
(2) years from the date UPI Email is first offered to its customers, unless AT&T has discontinued the UPI Email Application pursuant to paragraph 5 of the Amendment.

     UPI will develop and implement quality assurance measures to insure that all program error corrections and other Support Services are of workmanlike quality and completed in a timely manner in accordance with all terms and conditions of this Agreement.

     UPI will ensure that only fully experienced and properly qualified persons perform the Support Services and that all Support Services are staffed adequately with personnel capable of providing the Support Services. UPI will, if requested by AT&T, remove from performance of the Support Services any person AT&T reasonably determines to be incompetent, insubordinate, careless, disorderly or otherwise objectionable.

                                  Schedule 2

                                 Requirements


     The UPI Email application will provide maximum average user response times (independent of non-UPI licensed software constraints) of no greater than one
(1) second from the time the ANT Server makes a request of the UPI Email Application to the time the UPI Email Application responds to such request (with non-UPI licensed software latencies removed) during peak utilization periods. Peak utilization periods are defined as no less than [*] Subscriber utilization (e.g., [***] Subscribers accessing the system at the same time at initial installation) under normal email usage. Such response times shall not include device cached responses. Response must be from the UPI Email Application server.

     In addition, performance levels for [****] users will achieve the following:

     [*******************]

Assumptions
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]

     [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]


     [******************************************]

     Assumptions
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]
          [******************************************]

          [********************************************]
          [********************************************]
          [********************************************]
          [********************************************]

     [********************************************]


          [********************************************]
          [********************************************]

                                  Schedule 3


              UPI Email Application Software Integration Services

     UPI will, in conjunction with AT&T, define specifications for and integrate the hardware, operating systems, and Oracle database versions for the UPI Email Application engine/package. Upon receipt of such specifications from UPI, AT&T will establish its computer or computers on which the UPI Email Application will run, along with all other hardware and software necessary to operate the UPI Email Application on the AT&T Network. In connection with AT&T's initial installation of the computers to be used as the UPI Email Application server, UPI will provide the following services:

     1. Installation of the UPI Email Application on the AT&T computers to establish a UPI Email Application server on the AT&T Network to support an initial user/client population of [****] on the Launch Date, [****] by [** ************************], [*****] by [***************************], and
     [*****] by [****************************]

     2. Cooperation with and provision of assistance to agents and representatives of AT&T and AT&T's other software and hardware suppliers which supply elements of the interface with the UPI Email Application server, in the appropriate initial configuration of the other software and hardware elements to support an initial user/client population of [*****]

     3. Cooperation with and provision of assistance to agents and representatives of AT&T in the initial configuration of AT&T's customer care and provisioning procedures to support an initial user/client population of [*****]

     UPI representatives will be present at the site of the installation of the UPI Email Application on the first computer configurations to serve as a UPI Email Application server, and will provide training to an AT&T team with the understanding that at the conclusion of the installation of the UPI Email Application, the team will be capable of conducting a similar installation on the next AT&T computer to be designated as a UPI Email Application server. The visit will be at UPI's cost and expense. In the second such installation, UPI representative will be present at the site and will not conduct the installation, but will act as advisors to AT&T staff conducting the installation. This visit will be at UPI's cost and expense. In the third and all subsequent installations, UPI representatives will provide remote telephone and fax assistance until each installation is formally accepted by AT&T according to installation standards established at the time of the first installation by the UPI/AT&T installation team. If the installation of the UPI Email Application cannot be accomplished with remote assistance, representatives of UPI will appear on site to assist in such installation. Such visits will be at UPI's cost and expense; provided that if the problem or error is not attributable to the UPI Email Application or UPI's instructions on the installation of subsequent updates or releases,

AT&T will reimburse UPI for such costs and expenses. AT&T will retain for the AT&T Network, including responsibility for procuring necessary hardware, operating systems and software scheduling, planning, and coordinating other third party suppliers, and other similar activities.

     In connection with the installation of Upgrades and subsequent releases of the UPI Email Application to which AT&T is entitled under the Agreement as amended, UPI will provide AT&T with disks or other media counting such updates and releases, instructions on appropriate installation of such updates and releases, and release notes indicating outstanding problems, explanation of new features, and a list of problems fixed in the release, and shall confirm in writing that the UPI Email Application will operate and is compatible with other elements of the ANT Server, the Application Server and the AT&T Network (such as the Oracle database or the platform operating system). Representatives of UPI will be available by telephone to assist in such installation and if such installation cannot be accomplished with remote assistance in conformity with ordinary and routine procedures, practices and response times, representatives of UPI will appear on site to assist in such installation. [******************
******************************************************************************
******************************************************************************
****************************************]

                            SECOND AMENDMENT TO THE
              MAY 1, 1996 SOFTWARE LICENSE AND SUPPORT AGREEMENT
                                    BETWEEN
             UNWIRED PLANET, INC. and AT&T WIRELESS SERVICES, INC.


     This SECOND AMENDMENT (the "Second Amendment") is made as of this 7 day of
                                 ----------------                      --
August, 1997 (the "Second Amendment Effective Date"), by and between: UNWIRED
                   -------------------------------
PLANET, INC. ("UPI"), a Delaware corporation having a principal office at 390
               ---
Bridge Parkway, Redwood City, CA 94065; and AT&T Wireless Services, Inc. ("AT&T"), a Delaware corporation, having a principal office at 10230 N.E. Points
  ----
Drive, Kirkland, WA 98033.

     This Second Amendment amends that SOFTWARE LICENSE AND SUPPORT AGREEMENT, effective as of May 1, 1996, by and between UPI and AT&T (the "Master
                                                               ------
Agreement"), including the First Amendment thereto, dated November 25, 1996 (the
---------
"First Amendment", collectively, the "Software License Agreement"). Unless
 ---------------                      --------------------------
otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Master Agreement.

1.   DEFINITIONS.

"UP.Organizer Application" shall mean UPI's personal information management and
 ------------------------
organization application software, in machine readable (object code) form.

"Waiver Term" shall mean the period beginning as of the Second Amendment
 ------------
Effective Date and ending on the earlier of: (i) December 31, 1999: or (ii) termination by mutual agreement of the parties.

2.   UP.ORGANIZER LICENSE.

     2.1  License Grant. Subject to the terms and conditions of the Software
          -------------
License Agreement, as herein amended, UPI hereby grants to AT&T and its Affiliates that operate or utilize an AT&T Network a non-exclusive, worldwide, license for UPI's UP.Organizer Application to do the following until such time as the license granted herein terminates in the manner described in paragraphs
8.2.2 of the Master Agreement or AT&T and its Affiliates discontinue the UP.Organizer Application pursuant to Section 11 hereof:

          (a) install and use the UP.Organizer Application on any servers situated at the site or sites identified on Exhibit F of the Master
                                                      ---------
          Agreement and any other sites designated from time to time by AT&T;

          (b) copy and reproduce the UP.Organizer Application in connection with the exercise of the rights granted in (a) above;

          (c)  make and keep a reasonable number of copies of the
           UP.Organizer Application for archival or backup purposes; provided,
                                                                     --------
           however, that AT&T " keeps such copies securely stored in a locked
           -------
           area with access restricted to employees who need such access in order to operate or maintain the UP.Organizer Application; and

          (d) use, reproduce and distribute internally the UP.Organizer Application Documentation, as defined herein, in connection with the exercise of any fights granted under this Section 1; provided,
                                                               --------
          however, that all such copies of the UP.Organizer Application programs
          -------
          and related Documentation remain subject to the provisions of Section
          10.2 of the Master Agreement. The UP.Organizer Application Documentation shall include all then-current documentation related to the UP.Organizer Application made available to any UPI customer, including but not limited to the design and product specifications, configuration requirements, user manuals, installations and operating instructions, and test results.

     2.2 UPI will deliver to AT&T one (1) copy of the UP.Organizer Application, and one (1) copy of the current UP.Organizer Application Documentation no later than fifteen (15) days after entering into this Second Amendment.

     2.3 All use of the UP.Organizer shall be subject to a license agreement that is downloaded by the user or Subscriber, and that is substantially in the form set forth in Schedule 1 attached hereto. AT&T shall not be required to take
                  ----------
any action to (i) ensure that users or Subscribers comply with the terms of the license agreement, or (ii) assist UPI in enforcing the terms of such license agreement.

3.   UPGRADES AND ENHANCEMENTS.

     UPI will deliver all Upgrades and Enhancements to the UP.Organizer Application as those are created by UPI [******************************] provided, however, and only so long as AT&T is current in its payments to UPI
--------- -------
for UP.Organizer Support Services as set forth in Section 5.2 of this Second Amendment. All Upgrades and Enhancements provided to AT&T will be deemed to be part of the UP.Organizer Application hereunder.

4.   UP.ORGANIZER LICENSE FEE.

     4.1  License Fee. In consideration of the license granted herein to the
          -----------
UP.Organizer Application, AT&T shall pay to UPI, the one-time license fees in the amount and in accordance with the payment terms as follows:

                       No. of Seats           Price (per seat)
                       ------------           ---------------

Per Seat License       [****************************]
                       [****************************]

                       [***************************]


     4.2. Assignment of Seats. Seats shall be assigned to Subscribers at AT&T's
          -------------------
sole discretion. [************************************************************
********************************************************************************
**************************]

5.   UP.ORGANIZER SUPPORT SERVICES AND FEES.

     5.1  UP.Organizer Support Services. UPI will, with respect to the
          -----------------------------
UP.Organizer Application, furnish AT&T the software maintenance and support services described in Schedule 2 hereto (the "UP.Organizer Support Services")
                                              -----------------------------
for the term of the Second Amendment.

     5.2  UP.Organizer Support Services Fee. AT&T shall pay to UPI an annual fee
          ---------------------------------
for the UP.Organizer Support Services in the amount of [***] per seat of the UP.Organizer Application purchased by AT&T.

6.   [****] FEE.

     In consideration of the [*********] and rights granted hereunder, AT&T shall pay to UPI the amount of [********************************] for all fees related to the UPI Email Application [***************************************
********************************************]. Accordingly the sum of [***
******************************************************] is payable by AT&T to
UPI as follows: (i) [*******************************************************
************************************************] and (ii) [**************
*******************************************************]. Upon expiration of the Waiver Term, AT&T will [****************************************************
**********] licenses [********************************************************
************************]

7.   [****] FEES.

     7.1    [*******] Email Application Fees. The Per Seat License fee set forth
            --------------------------------
in Section 2 and the UPI Email Support Services fees set forth in Section 3 of the First Amendment for the Email Application shall not apply to sale or license of seats of the UPI Email Application to Subscribers during the Waiver Term up to [*************************************] (the Subscriber Limitation). After
                                                ---------------------
the Waiver Term AT&T shall [****] payment to UPI of the UPI Email Support Services fees [**********************************************************
*********************************]. The Waiver hereunder shall [******] any and all fees due for UPI Email Application [***************************************
***********************************]

     7.2 [*******] UP.Organizer Application Fees. The Per Seat License fee set
         ---------------------------------------
forth in Section 5 and the UP.Organizer Application Support Services fees set forth in Section 4 of this Second Amendment for the UP.Organizer Application, shall not apply to sale or license of seats of the UP.Organizer Application to Subscribers during the Waiver Term, up to the Subscriber Limitation. After the Waiver Term AT&T shall [****] payment to UPI of the UP.Organizer

Application Support Services fees set forth in Section 4 of this Second Amendment. [*********************************] any and all fees [*****]
UP.Organizer Application [**************************************************
************************]

     7.3  [*******] Monthly Usage Fees. During the Waiver Term the Monthly
          ----------------------------
Usage Fees set forth in Exhibit G of the Master Agreement, shall be waived up to
                        ---------
the Subscriber Limitation.

     7.4 [*****************] for Support Services. During the Waiver Term, the
         -----------------------------------
parties agree that the fees for the Support Services set forth in Section 5.3 of the Master Agreement shall be waived.

8. OWNERSHIP

     8.1  Ownership by UPI in UP.Organizer Application. Except for the license
          --------------------------------------------
granted under Section 2 of this Second Amendment, UPI reserves all of its Proprietary Rights in the UP.Organizer Application, and no title to or ownership of the UP.Organizer Application is transferred to AT&T or its Affiliates under this Second Amendment or the Software License Agreement.

     8.2  Trademarks in UP.Organizer Application. UPI reserves all fights in
          --------------------------------------
and to any and all trade names and trademarks which UPI uses in connection with the UP.Organizer Application. AT&T may market, promote, distribute, provide, operate, and otherwise deal with the UP.Organizer Application using its private labels, trade names, logos, and trademark, subject to the obligations of AT&T pursuant to Section 8.3.

     8.3  Proprietary Rights Notices. AT&T agrees not to remove, alter, cover,
          --------------------------
obfuscate or otherwise deface any copyright notices of UPI contained on or in UP.Organizer Installer program or the UP.Organizer Application splash screen. AT&T may include proprietary notices, in addition to the UPI notices, as AT&T deems necessary to protect its interests therein.

     8.4  Attribution. AT&T shall use its [**] efforts to include the UPI logo,
          -----------
in the form provided by UPI to AT&T, in a location and size comparable to co-branding with AT&T content providers and as mutually agreed by the parties hereto, on all furore printings of the external packaging of all AT&T-purchased wireless devices that include the UP.Organizer.

9.   SOURCE CODE ESCROW

     Within ten (10) days after the Effective Date of this Amendment, the parties and the Escrow Agent will enter into an amendment to the Escrow Agreement to provide for the delivery of the UP.Organizer Application source code to the Escrow Agent to be held in escrow, and UPI will deliver to the Escrow Agent under the Escrow Agreement a complete, current and accurate copy of the UP.Organizer Application source code. Thereafter, UPI will deliver to the Escrow Agent all source code for each Upgrade and Enhancement provided to AT&T hereunder within three (3) days after such Upgrade or Enhancement is delivered to AT&T. UPI will resubmit the

UP.Organizer Application source code to the Escrow Agent promptly after the occurrence of every Upgrade and Enhancement provided to AT&T hereunder to such code, and will ensure that the UP.Organizer Application held in escrow will at all times match the UP.Organizer Application code which is then being used by AT&T. All relevant versions of the supporting UP.Organizer Application source code (as it relates to the hardware platforms, operating systems, utilities, database management systems and any other supporting code necessary to run the system) will also be delivered to and held in escrow by the Escrow Agent. The UP.Organizer Application source code will be delivered to AT&T in the event of a Minor Release Event or a Major Release Event as follows' (i) following a Minor Release Event relating to the UP.Organizer Application source code, UPI grants to AT&T and its Affiliates a license to use, modify and enhance the UP.Organizer Application source code and to take such other actions with respect thereto solely as may be necessary to use, correct, maintain, and otherwise support the UP.Organizer Application; and (ii) following a Major Release Event relating to the UP.Organizer Application source code. UPI grants to AT&T and its Affiliates a license to use, modify, enhance and make derivative works from the UP.Organizer Application source code, and to take such other actions with respect thereto as may be necessary to use, correct, maintain, enhance, make derivative works from and otherwise support the UP.Organizer Application. Notwithstanding the foregoing, if a default or other reason giving rise to the release of the UP.Organizer Application source code is cured by UPI, then AT&T will return all copies of such source code to the Escrow Agent to be held in escrow under the Escrow Agreement and the license granted under this First Amendment with respect to such source code will terminate until such time as there is a subsequent occurrence of a default or other reason giving rise to the release of the UP.Organizer Application source code.

10. WARRANTY

     UPI represents and warrants that: (a) it has sufficient fight, title and interest in and to the UP.Organizer Application to grant the license described in Section 2 and 9; (b) the UP.Organizer Support Services and software integration services will be performed by UPI in a professional, workmanlike and skillful manner; (c) the UP.Organizer Application will comply in all material respects with the applicable Documentation and the Software License Agreement and this Second Amendment; and (d) the UP.Organizer Application does not and will not infringe or misappropriate any Proprietary Right of any third party. OTHER THAN THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE UP.ORGANIZER APPLICATION OR THE SERVICES COVERED BY THIS AMENDMENT, AND UPI EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

  11.  [*********************]

        [*******************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
************************************************************************]

****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
****************************************************************************
*********]

12.  SOFTWARE INTEGRATION SERVICES

     UPI shall provide the UP.Organizer Application software integration services set forth in Schedule 3 hereto. UPI will commence and use commercially reasonable efforts to perform and complete the UP.Organizer Application software integration and testing services in accordance with the schedule mutually agreed upon by the parties in writing.

13.  APPLICATION SERVER SOFTWARE

     13.1 Paragraph 2.2.1 (a) of the Master Agreement is hereby amended to read as follows:

          (a) install and use the Application Server Program on any AT&T Application Server.

     13.2 Paragraph 2.2.2 of the Master Agreement is hereby deleted in its entirety.

14. OTHER TERMS.

     14.1 Enhancements. The parties agree that the term "Enhancements" as
          ------------
defined in the Master Agreement includes the UP.Web and the facsimile capability technology delivered to AT&T in version 2.0 of the ANT Server [*************** ********************] Accordingly, the parties agree that the terms and provisions of the Master Agreement apply to such UP.Web and facsimile capability technology.

     14.2 Terms of Software License Agreement. All other terms and conditions of
          -----------------------------------
the Software License Agreement shall remain in full force and effect in accordance with the terms of such Software License Agreement. The following terms and conditions set forth in the Master Agreement shall apply to the UP.Organizer Application, and are hereby amended to include the UP.Organizer Application, as relevant: Sections 1, 2.3, 4.2, 5.4, 5.6, 5.7, 6.1, 7.2, 8,9,
and 10. Unless earlier expired or terminated, this Second Amendment shall terminate upon termination or expiration of the Master Agreement; provided,
                                                                  ---------
however, that a breach of any term or condition of this Second Amendment shall
---------
not provide a basis for termination of the Master Agreement or of any other amendments, including the First Amendment, thereto.

     14.3 Conflicting Terms. In the event of any conflict between the terms of
          -----------------
this Second Amendment and the terms of the Software License Agreement, the terms of this Second Amendment shall control solely with respect to the subject matter herein contained.

     14.4 Survival. In the event of termination of this Second Amendment, the
          --------
provisions of Sections 8, 10, 14.1, 14.3 and 14.4 shall survive, and all relevant provisions of the Master Agreement as provided in Paragraph 8.5 hereto.

15. REPRESENTATIONS

     Each party hereby represents to the other that the undersigned has full and binding authority to execute this Second Amendment.



     ACCEPTED AND AGREED:



UNWIRED PLANET, INC.                       AT&T WIRELESS SERVICES, INC.

Signature: /s/ Charles M. Parrish           Signature: /s/ D. Hesse
           ----------------------                      ------------------------
Printed Name: Charles M. Parrish           Printed Name: D. Hesse
             --------------------                        -----------------------
Title: President                           Title: President & CEO
      ---------------------------                -------------------------------

                                  Schedule 1
                                    to the
                               SECOND AMENDMENT

                               License Agreement
                               -----------------

It is important that you read this entire agreement before deciding whether you agree its terms.

Your use of the PocketNet/TM/ personal organizer on a single handheld device is subject to the terms and conditions of this Agreement. You agree not to reverse engineer, compile, &compile, or disassemble the PocketNet personal organizer.

POCKETNET PERSONAL ORGANIZER IS PROVIDED TO YOU "AS IS", AND NEITHER UNWIRED PLANET, 1NC. ("UPI") NOR AT&T WIRELESS SERVICES, INC. ("AT&T') MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, WITH RESPECT TO THE POCKETNET PERSONAL ORGANIZER.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER UPI NOR AT&T SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THIS AGREEMENT OR CAUSED BY THE USE, MISUSE OR INABILITY TO USE THE POCKETNET PERSONAL ORGANIZER.

The laws of the State of California, U.S.A., exclusive of its choice of law principles, shall govern this binding legal agreement. You agree that you will not distribute, transmit, export, reexport, or transfer the PocketNet personal organizer except in compliance with the most current U.S. export laws and regulations. If any provision of this Agreement is held to be void, invalid, unenforceable, or illegal, the other provisions shall continue in full force and effect.

BY CLICKING THE "ACCEPT" BUTTON, YOU AGREE TO THE TERMS OF THIS AGREEMENT.

                                  Schedule 2
                                    to the
                               SECOND AMENDMENT

                         UP.Organizer Support Services

     The Support Services to be provided by UPI to AT&T with respect to the UP.Organizer Application includes ongoing maintenance of the UP.Organizer Application software to ensure a high level of availability as set forth below.

     In the event AT&T notifies UPI of any actual or suspected error or defect in the UP.Organizer Application, UPI will provide Support Services and qualified personnel necessary to correct the error or defect in accordance with the terms of this Agreement. UPI shall use its commercially reasonable best efforts to remedy each error or defect as soon as reasonably possible with as little disruption to AT&T or the UP.Organizer Application service as possible. In any event, UPI will use its commercially reasonable best efforts to remedy all program errors or defects at the following defect classification levels, as determined by AT&T in its sole discretion, at least as quickly as the following response levels:

     SEVERE - This category includes any material defect (or other material failure of the UP.Organizer Application to function according to the UP.Organizer Application Documentation) which causes the UP.Organizer Application to be inoperable, to operate improperly or to produce results materially different from those described in the UP.Organizer Application Documentation that prevents or seriously impairs the performance of one or more of the UP.Organizer Application functions. This category includes, but is not limited to the following:

     .     [************************************************************
***************************************************************************
************]

     .     Protocol Stability: Any material failures of user commands attributable to UPI protocols or software.

     .    User Configuration: Any material rejection by UPI server or software of attempted changes and/or updates of Customer profiles.

     .    Server Communications Links: Any material breakdown or failure of communications between the ANT, Application Server, database server, the message storage facility and the UP.Organizer Application server.

     .    External Communications Links: Any material failure due to
UP.Organizer Application software of the Internet link or other gateways.

     UPI response to a "SEVERE" defect will be as follows:

             -      Contact       [*********]
             -      Workaround    [*********]
             -      Solution      [*********]

     MODERATE- This category includes any defect (or other failure of the UP.Organizer Application to function in accordance with the UP.Organizer Application Documentation) which causes the software to be inoperable, to operate improperly or produces results materially different from those described in the UP.Organizer Application Documentation that causes erratic or marginally impaired performance of one or more of the UP.Organizer Application major functions, but is not a "SEVERE" defect. UPI response to a "MODERATE" defect will be as follows:

             -      Contact       [*********]
             -      Workaround    [*********]
             -      Solution      [*********]

     MILD - This category includes any defect (or other failure of the UP.Organizer Application to function according to the UP.Organizer Application Documentation) which causes the software to be inoperable, to operate improperly or to produce results materially different from those described in the UP.Organizer Application Documentation that is not a "SEVERE" defect or a "MODERATE" defect. UPI's response to a "MILD" defect will be as follows:

             -      Contact      [*********]
             -      Workaround   [*********]
             -      Solution     [*********]

     For the purpose of the aforementioned defect classification levels and response time, the following shall apply:

     1.    [****************************************************************
****************************************]

     2.    "Contact" means a telephone call from a qualified support specialist
            -------
of UPI to determine the nature of the problem and to begin telephone/remote diagnosis and support.

     3.    "Workaround" means UPI has diagnosed the problem and has determined
            ----------
the steps required to remedy the problem and has implemented or has enabled AT&T to implement, a temporary workaround solution that allows the UP.Organizer Application, to regain functionality and substantial operational status of major functions.

     4.     "Solution" means that the UP.Organizer Application functions have
             --------
been fully restored (including permanent code fixes, documentation, source code updates and similar information) and the UP.Organizer Application operates without material defects.

     Notwithstanding the foregoing, if an error, defect, or failure is "MILD" and does not degrade operation of the AT&T Network in a manner observable or otherwise noticeable to the user, then UPI will have the option to remedy such error, defect or failure in the next regular release of the UP.Organizer Application. Program errors, defects or failures will not include errors, defects or failures resulting from AT&T's improper use of the UP.Organizer Application, modifications or damage to the UP.Organizer Application by AT&T, or AT&T's use of the UP.Organizer Application on or with hardware, an operating system or other software other than as specified in writing or otherwise approved in writing by UPI as being compatible with the UP.Organizer Application. If UPI is acting diligently and in good faith, is exercising commercially reasonable best efforts to remedy such errors, defects or failures, is making real and substantial progress toward such remedies and there is a reasonable expectation that UPI will achieve such remedy, then UPI will be deemed to be in compliance with its obligation to provide the Support Services, provided, that such efforts and progress are sufficient to actually meet the response times for program error "Solution" specified above.

     UPI shall provide remote maintenance on a 7 day, 24 hour per day, 365 day per year basis. Should an on-site visit become necessary, UPI shall provide, at no additional charge, maintenance personnel to the site where the UP.Organizer Application is installed; provided, however, that if the problem or error is not attributable to the UP.Organizer Application, or UPI's instructions on the installation of any subsequent release, AT&T will reimburse UPI for the costs and expenses reasonably incurred by UPI for the site visit. This software maintenance may include, without limitation, software error correction, diagnostics testing (if such testing can be conducted with the UP.Organizer Application Software running and available for use), reconfiguration, reinstallation, of software and installation of patches (software fixes).

     UPI shall provide, [**********************] software maintenance releases to correct software program errors. Such software maintenance releases will be provided to AT&T as necessary to meet the response times for program error "Solution" specified above.

     UPI will provide to AT&T such additional services relating to the UP.Organizer Application software not otherwise provided as part of the Services hereunder as may be requested by AT&T from time to time on terms and conditions and at such rates as may be mutually agreed upon by the parties in writing. In the event AT&T requests any such additional services from UPI, the parties will negotiate in good faith with the objective of agreeing upon a written statement of work that will provide, among other things, a detailed description of the services and the compensation to be paid to UPI therefor.

     UPI will continue to provide Support Services hereunder for prior versions of the UP.Organizer Application used by AT&T in its service offering for a period of twelve (12) months following the latest maintenance release, [******** *************************************]

[***] UPI Email is first offered to its customers, unless AT&T has discontinued the UP.Organizer Application pursuant to paragraph 5 of the First Amendment.

     UPI will develop and implement quality assurance measures to insure that all program error corrections and other Support Services are of workmanlike quality and completed in a timely manner in accordance with all terms and conditions of this Agreement.

     UPI will ensure that only fully experienced and properly qualified persons perform the Support Services and that all Support Services are staffed adequately with personnel capable of providing the Support Services. UPI will, if requested by AT&T, remove from performance of the Support Services any person AT&T reasonably determines to be incompetent, insubordinate, careless, disorderly or otherwise objectionable.

                                  Schedule 3
                                    to the
                               SECOND AMENDMENT

            UP.Organizer Application Software Integration Services

     UPI will, in conjunction with AT&T, define specifications for and integrate the hardware, operating systems, and Oracle database versions for the UP.Organizer Application engine/package. Upon receipt of such specifications from UPI, AT&T will establish its computer or computers on which the UP.Organizer Application will run, along with all other hardware and software necessary to operate the UP.Organizer Application on the AT&T Network. In connection with AT&T's initial installation of the computers to be used as the UP.Organizer Application server, UPI will provide the following services:

            1. Installation of the UP.Organizer Application on the AT&T computers to establish a UP.Organizer Application server on the AT&T Network to support an initial user/client population of [*****] on the Launch Date, [******] by [****************************] [*****]
            by [***************************] and [*****] by [******************
            *********]

            2. Cooperation with and provision of assistance to agents and representatives of AT&T and AT&T's other software and hardware suppliers which supply elements of the interface with the UP.Organizer Application server, in the appropriate initial configuration of the other software and hardware elements to support an initial user/client population of [*****]

            3. Cooperation with and provision of assistance to agents and representatives of AT&T in the initial configuration of AT&T's customer care and provisioning procedures to support an initial user/client population of [*****]

     UPI representatives will be present at the site of the installation of the UP.Organizer Application on the first computer configurations to serve as a UP.Organizer Application server, and will provide training to an AT&T team with the understanding that at the conclusion of the installation of the UP.Organizer Application, the team will be capable of conducting a similar installation on the next AT&T computer to be designated as a UP.Organizer Application server. The visit will be at UPI's cost and expense. In the second such installation, UPI representative will be present at the site and will not conduct the installation, but will act as advisors to AT&T staff conducting the installation. [******************************************] In the third and all subsequent installations, UPI representatives will provide remote telephone and fax assistance until each installation is formally accepted by AT&T according to installation standards established at the time of the first installation by the UPI/AT&T installation team. If the installation of the UP.Organizer Application cannot be accomplished with remote assistance, representatives of UPI will appear on site to assist in such installation. [********************************
*****************************************************************************
********************************************************************************
************************************************************************] AT&T
will retain for the

AT&T Network, including responsibility for procuring necessary hardware, operating systems and software scheduling, planning, and coordinating other third party suppliers, and other similar activities.

     In connection with the installation of Upgrades and subsequent releases of the UP.Organizer Application to which AT&T is entitled under the Agreement as amended, UPI will provide AT&T with disks or other media counting such updates and releases, instructions on appropriate installation of such updates and releases, and release notes indicating outstanding, problems, explanation of new features, and a list of problems fixed in the release, and shall confirm in writing that the UP.Organizer Application will operate and is compatible with other elements of the ANT Server, the Application Server and the AT&T Network (such as the Oracle database or the platform operating system). Representatives of UPI will be available by telephone to assist in such installation and if such installation cannot be accomplished with remote assistance in conformity with ordinary and routine Procedures, practices and response times, representatives of UPI will appear on site to assist in such installation. [******************
************************************************************************
***************************************************************************
********************************************************************************
******************]

                            THIRD AMENDMENT TO THE
              MAY 1, 1996 SOFTWARE LICENSE AND SUPPORT AGREEMENT
                                    BETWEEN
             UNWIRED PLANET, INC. and AT&T WIRELESS SERVICES, INC.


        This THIRD AMENDMENT (the "Third Amendment") is made as of this _____
                                   ---------------
day of February, 1999 (the "Third Amendment Effective Date"), by and between:
                            ------------------------------
UNWIRED PLANET, INC. ("UPI"), a Delaware corporation having a principal office
                       ---
at 800 Chesapeake Drive, Redwood City, Ca 94063; and AT&T Wireless Services, Inc. ("AT&T"), a Delaware corporation having a principal office at 10230 N.E. Points Drive, Kirkland, WA 98033.

        This Third Amendment amends that SOFTWARE LICENSE AND SUPPORT AGREEMENT, effective as of May 1, 1996 by and between UPI and AT&T (the "Master
                                                              ------
Agreement"), including the First Amendment thereto, dated November 25, 1996 (the
---------
"First Amendment") and the Second Amendment thereto, dated August 7, 1997 (the
 ---------------
"Second Amendment"), collectively, the "Software License Agreement."  Unless
 ----------------                       --------------------------
otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Software License Agreement.

        1.      Definitions.  Paragraph 1 ("Definitions") of the Master
                -----------
Agreement is hereby amended to include the following definitions:

                1.1 [***********] shall mean the right of AT&T or any of its Affiliates to grant a license to [*****************************] to access or use a UPI Program [******] through an Enabled Device.

                1.2 [*****************] shall mean a Subscriber that is Provisioned to use or access a particular UPI Program
[*******************************************************************************
***********].

                1.3     [*****************************************************
******************************************************************************
*******************************************]

                1.4     [******************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************]

                1.5 ["Ecare" shall mean the following electronic customer care features, functions and uses: (i) providing the following account information to customers: monthly voice bucket usage, any indication of which features are currently subscribed to, monthly data usage, number of messages sent/received, address information and password information: and (ii) altering the following account information for customers: changing passwords, addresses, adding/deleting subscription features, and changing rate plans. Notwithstanding the foregoing.

"Ecare" specifically does not include (i) a Subscriber's ability to change
                          ---
passwords, addresses and functions using a website (i.e., by accessing AT&T's website from personal computer via a web browser) or an Enabled Device as those functions are accomplished as part of the current (as of the Third Amendment Effective Date) functionality of AT&T's PocketNet service) or (ii) features, functions and/or applications (such as easy dial, star code functions, and call forwarding or any other use of the AT&T Network) which entail use of the AT&T Network to change routing.

                1.6 "Enable Device" shall mean any wireless device used by a Subscriber which has the ability to execute UPI's browser software or a third party's microbrowser.

                1.7 "Provision" (and other forms of the verb) shall mean to make a UPI Program and/or Ecare accessible or usable by a Subscriber.

                1.8 "Revenues" shall mean all amounts for which Subscribers are invoiced by AT&T and its Affiliates for access to or use of the UPI Programs and Ecare, not including any taxes or regulatory fees imposed thereon which are charged to Subscribers, less an amount equal to the revenues as described above multiplied by AT&T's average Subscriber bad debt rate.

                1.9 "Subscriber," as used in the Third Amendment shall mean any individual with an Enabled Device or an entity with an Enabled Device, which Enabled Device can be used to access or use any UPI Program or Ecare by means of the AT&T Network.

                1.10 "UPI Programs" shall mean the UP Link Server Software, the UPI Email Application, the UP Organizer Application and the UP Mail Synch Application, and such other UPI software as the parties may mutually agree in writing in the future to include in this Software License Agreement as a UPI Program.

                1.11 "UPI Support Services" shall mean the Support Services, the UPI Email Support Services, the UP Organizer Support Services, the UP Mail Synch Support Services, the Ecare Support Services, and such other support and maintenance services for UPI software added to the definition of "UPI Programs; as the parties may mutually agree in writing to include in this Software License Agreement.

                1.12 "UP Link Server Software" shall mean the UPI Air Network Translator Server Software.

                1.13 "UP Mail Synch Application" shall mean UPI's electronic mail synchronization applications software, in machine readable (object code) form.

        2.      Addition of UP Mail Synch Application License
                ---------------------------------------------

                2.1     Same Terms as for UP Organizer.  Subject to the terms
                        ------------------------------
and conditions of the Software License Agreement, as herein amended, UPI hereby grants to AT&T and its Affiliates that operate or utilize an AT&T Network a non-exclusive, worldwide license to UPI's UP Mail Synch Application on the same terms and conditions as for the UP Organizer Application license set forth in Sections 2.1 ("License Grant"), 2.3.3 ("Upgrades and

Enhancements"), 4.1 ("License Fee") (except that the pricing and payment terms shall be as set forth in this Third Amendment), 4.2, 5.1 ("UP Organizer Support Services") (such support services for the UP Mail Synch Application referred to herein as "UP Mail Synch Support Services"), 5.2 ("UP Organizer Support Services
           ------------------------------
Fees") (except that the pricing shall be as set forth in this Third Amendment),
8.1 ("Ownership by UPI in UP Organizer Application"), 8.2 ("Trademarks in UP Organizer Application"), 8.3 ("Proprietary Rights Notices") (except that UP Mail Synch has no splash screen), 8.4 ("Attribution"), 9 ("Source Code Escrow"), 10 ("Warranty"), 11 ("Discontinuation by AT&T") and 12 ("Software Integration Services") (except that the quantities of user populations and implementation dates will be mutually agreed by the parties) of the Second Amendment. For the purposes of this Third Amendment, AT&T's Affiliates will include those entities covered by the definition of "Affiliate" in the Master Agreement in addition to those entities set forth in Schedule 3 to this Third Amendment, as may be amended by AT&T from time to time upon written notice to UPI; provided that such entity listed on Schedule 3 (a) uses AT&T's UP Link server, or (b) uses its own UP Link server and uses AT&T as the point of contact to UPI for all customer care support issues. In the event an entity listed on Schedule 3 uses its own UP Link server and uses UPI directly for customer care support issues, such entity will not be included as an Affiliate under this Third Amendment.

                2.2     Delivery.  UPI will deliver to AT&T one (1) copy of each
                        --------
UPI Program and one (1) copy of the current documentation for each UPI Program upon commercial release of the applicable UPI Program. UPI will deliver all Upgrades and Enhancements to the UPI Programs as those are created by UPI at no additional charge to AT&T so long as AT&T is current in its payments for the applicable UPI Program. All Upgrades and Enhancements to a UPI Program will be deemed part of such UPI Program.

                2.3     Perpetual License.  The first sentence of Section 8.2.2
                        -----------------
and Section 8.4 of the Master Agreement is hereby deleted. Subject to the remaining portions of Section 8.2.2 of the Master Agreement, the licenses granted under this Third Amendment are perpetual in nature and will survive the termination or expiration of the Master Agreement or this Third Amendment.

        3.      UP Link Ecare Field of Use License. Notwithstanding any other
                ----------------------------------
provision in the Software License Agreement to the contrary, AT&T agrees and acknowledges that the licenses granted by UPI to AT&T and its Affiliates under the Software License Agreement do not include the right to use the UP Link Server Software to provide or offer Ecare to Subscribers. In the event AT&T wishes to use the UP Link Server Software to provide or offer Ecare to any Subscriber(s), AT&T will so notify UPI. UPI will, within ten (10) days of such notice, grant AT&T and its Affiliates a license to use the UP Link Server Software to offer or provide Ecare under the same terms and conditions set forth for the license of the UPI Software set forth in Section 2. Upon the grant of such license, AT&T will pay to UPI the one-time Active Seat Fee set forth in
Schedule 1 ("Pricing") for each Subscriber Provisioned with Ecare. UPI will, with respect to Ecare furnish to AT&T software maintenance and support services comparable to those described in Schedule 2 of the Second Amendment (the "Ecare
                                                                          -----
Support Services"].
----------------

        4.      Number of [***********]at Expiration of Waiver Term; and Support
                ----------------------------------------------------------------
Therefor.  The last sentence of Section [**************] of the Second
--------
Amendment is hereby deleted in its
entirety and replaced by the following sentence: "Upon expiration of the Waiver Term AT&T will have purchased (i) the number of [**********] for the UP Organizer Application, the UP Link Server Software and the UPI Email
Application equivalent to the number of [**********************************
*******] each such UPI Program up to the Subscriber Limitation on the Waiver Term expiration date and (ii) additionally, (subject to expiration in accordance with Section 6.3 ("Expiration [********]) of this Third Amendment and upon payment in full of the associated fees) the number of [******************** ************] of the UPI Email Application, the UP Mail Synch Application and the UP Link Server Software purchased pursuant to Section 6 ("Purchase of Additional [*************]) of the Third Amendment (collectively, the "Purchased Licenses"). Support fees for the [**********] under the preceding subsection (i) that did not expire at the end of the Waiver Term shall be as set forth in
Schedule 1 ("Pricing") of the Third Amendment. Upon payment in full of the fees for the Purchased Licenses, AT&T will be deemed to have purchased the Purchased Licenses and will retain the license granted herein for the Purchased Licenses into perpetuity. The Perpetual nature of the Purchased Licenses will survive any termination or expiration of the Master Agreement or this Third Amendment."

        5.      New Fee Structure.  Effective as of the Third Amendment
                -----------------
Effective Date, AT&T and UPI agree to amend the Software License Agreement to create a new fee structure. Specifically, the parties agree to replace the [****************] described in Paragraph 5.2 ("[**************************
*******]") of the Master Agreement with a one-time license fee for [********** **********************************************] (as defined below) and to replace the [*********************************************************] ("Fees
for Support Services") of the Master Agreement with [************************ ***********************************]. The terms of this revised payment structure are set forth in this Section 5 ("New Fee Structure") and Schedule 1
                                                                    ----------
("Pricing"). Furthermore, the parties agree that the amounts of the fees set forth in Schedule 1 ("Pricing") hereto shall apply to [******************** ********************************] and future purchases of additional [*********
****] (collectively, "New Licenses") and to the support services therefor.  The
                      ------------
amounts of the [****************************] and [**************************]
set forth in Paragraph 3 of Exhibit 2C ("Email Services") of the Master Agreement, Sections 2.1 and 3.2 of the First Amendment, and Sections 4.1 ("License Fee") and 5.2 ("Up Organizer Support Services Fee") of the Second Amendment respectively, shall not apply to any New Licenses. Exhibit G [*******
                                                             ---------
*****] of the Master Agreement is hereby deleted in its entirety. AT&T will ensure that the Affiliates' use of UPI's software is consistent with all of the terms and conditions imposed on AT&T under this Software License Agreement, and AT&T [****************************] of its Affiliates in connection therewith. [*****************************************************************************
******************************************************************************
**********************].

                5.1     License Fee.  In consideration of the licenses granted
                        -----------
under the Software License Agreement with respect to each UPI Program and Ecare AT&T shall pay to UPI the [*******************************************
*************] Fee") for each UPI Program and Ecare in the amounts set forth in
Schedule 1 ("Pricing") attached hereto and in accordance with the payment terms set forth herein.[*********************************************************
************************************************].

                5.2     [****]. In the event [******************] terminates its
                        -----
use of and access to, or otherwise becomes unable to use to access, any particular UPI Program or Ecare, AT&T may Provision a different
[************** *******************************************] to access or use such UPI Program or Ecare.

                5.3     Support Fee.  In consideration for the UPI Support
                        -----------
Services, AT&T shall pay to UPI [************************] (the "Support Fee")
                                                                 -----------
per [******************************************************] for each UPI
Program and Ecare in the amounts set forth in Schedule 1 ("Pricing") attached
                                              ----------
hereto and in accordance with the payment terms set forth herein.

                5.4     [*****************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
*************************************].

                5.5     [***************].  In further consideration of the
                        -----------------
licenses granted to each UPI Program under the Software License Agreement, AT&T shall pay to UPI [**************************************************************
**********] for each UPI Program in the amounts set forth in Schedule 1 ("Pricing") attached hereto and in accordance with the payment terms set forth herein.

                5.6 [********] Fees Owed During and After the Waiver Term. The [*********] Fees Owed During and After Waiver Term. The [*********] Fees
------------------------------------------------------
shall apply to: (i) prior to expiration of the Waiver Term, all new [**********] in excess of the Subscriber Limitation and (only for the relevant UPI Programs) in excess of the License Blocks; (ii) after expiration of the Waiver Term through June 30, 2000, all new [**********] in excess of the number of [****** **********] (for each UPI program) existing on the expiration date of the Waiver Term and (only for the relevant UPI Programs) in excess of the License Blocks; and (iii) after June 30, 2001, all new [**********] in excess of the number of [****************] for each UPI Program existing on June 30, 2001. Notwithstanding the foregoing, AT&T shall pay all amounts due for the License Blocks, the UP Mail Synch Application and Ecare as provided elsewhere in this Third Amendment.

        6.      Purchase of Additional [************].
                -------------------------------------

                6.1     [************].  AT&T agrees to purchase from UPI

[***************************************************************] for [*******
**] of the UP Link Server Software; [*****************************************
*****] for the UPI Email Application; and [***********************************
***********] for the UP Mail Synch Application (collectively, the [*********** ******], individually, a [**************].

                6.2     Payment.  AT&T will pay UPI for [****************] as
                        -------
follows:  (i) [************************************] Fees set forth in Schedule
1 ("Pricing") attached hereto upon
delivery to AT&T of the first office application ("FOA") version of [*********] of the UP Link Server Software (herein, "FOA Delivery") and (ii) [************ ******************] of such license fees upon the earlier of [***************]
or (y) the commercial launch by AT&T [*******************] UP Link Server Software. Accordingly, the aggregate [**************] owed by AT&T for each [***********] shall be as follows: [**************************************
*******************] for the UP Link Server Software [***************]; [***
******************************************************] for the UPI Email
Application [***********], and [**************************************] for the
UP Mail Synch Application [***********]. For purposes of clarity, the Support Fees, [***************], and [***********] shall apply to the [************] in accordance with the terms set forth herein.

                6.3     Expiration of [*********] On June 20, 2001 with the
                        --------------------
exception of the number of [**********] of each [***********] equal to the maximum number of [****************] existing as of any calendar-quarter end date through June 30, 2001 with respect to the associated UPI Program (but prior to January 1, 2000), excluding from the [******************************
*****************] up to the [********************], the [**********] purchased pursuant to such [************] shall expire.

        7.      Extension of Initial Term.  The first sentence of Paragraph 8.1
                -------------------------
("Term") of the Master Agreement is hereby deleted and replaced in its entirety by the following sentence:

                        "The term of this Agreement will commence on the date of this Agreement and, unless earlier terminated in accordance with Paragraph 8.2 or renewed as provided in this Paragraph 8.1, will end on December 31, 2002"

        8.      [*******] Supplier.  AT&T agrees to Provision [*************]
                ------------------
with the Up Link Server Software and shall allow [****************************** ********] Provisioned. AT&T also agrees [***********************************
*************************************] the terms and conditions described in
Schedule 2 ("[******] Supplier Provisions") attached hereto.
----------

        9.      Other Terms.
                -----------
                9.1     Terms of Software License Agreement.  All other terms
                        -----------------------------------
and conditions of the Software License Agreement shall remain in full force and effect in accordance with the terms of such Software License Agreement. The following terms and conditions set forth in the Master Agreement shall apply to the UP Mail Synch Application, and are hereby amended to include the UP Mail Synch Application, as relevant; Paragraphs 2.3, 4.2, 5.4, 5.7, 7.2, 8 (except as modified in Section 2.3 above), 9 and 10. Unless earlier expired or terminated, this Third Amendment shall terminate upon termination or expiration of the Master Agreement; provided, however, that a breach of any term or condition of
                  --------  -------
this Third Amendment, other than a breach of any payment obligation or Section 8 [*******] Supplier"), shall not provide a basis for termination of the Master Agreement or of any other amendments, including the First Amendment and Section Amendment thereto.

                9.2     Conflicting Terms.  In the event of any conflict between
                        -----------------
the term of this Third Amendment and the terms of the Software License Agreement the terms of this Third Amendment shall control solely with respect to the subject matter herein contained.

                9.3     Survival.  In the event of termination of this Third
                        --------
Amendment, the provisions of Sections 1, 4, 5, 6, 7, 8 and 9 shall survive, and all relevant provisions of the Master Agreement as provided in Section 9.1 ("Terms of Software License Agreement") hereof.

                9.4     Representations.  Each party hereby represents to the
                        ---------------
other that the undersigned has full and binding authority to execute this Third Amendment.

        ACCEPTED AND AGREED:

UNWIRED PLANET, INC.                     AT&T WIRELESS SERVICES, INC.



Signature: /s/ Alain Rossmann            Signature: /s/ K.A. Van der Meulin
           ------------------------                 -----------------------

Printed Name: Alain Rossmann             Printed Name:  K.A. Van der Meulin
              ---------------------                     -------------------

Title:  CEO and Chairman                 Title:  SVP, Product Strategy &
        ---------------------------              Development
                                                 --------------------------

                                  Schedule 1
                                    to the
                                THIRD AMENDMENT

                                    Pricing

        1.      License Fees.

                a.      Per [****************************] Fee).  The [*******
**********] Fees are calculated on [*************************************]
separately for each UPI Program [*******], as follows:

        If [****************************************], then
        [**********************************************************]

(Note:  If [************************] is [***********************************]
 ----
then [***************************])

        where:
        -----
        "Licensed Seats" = [***************************************************
*******] to date.

        [*************] Subscribers" = number of [*****] Subscribers [**********
**************************].

        [**************] = the number by which [*****************] in the following chart is [***********************************************************
****************************************************] for the particular UPI
Program [*****************************************].

[*********] Fee Table*:

Number of [*****      UP Link       UP Email      UP Mail         UP    [*****
*****]                Server       Application     Synch      Organizer
Purchased**         Software***                 Application  Application

[**********           [*****         [*****        [*****       [*****   *****
*******************    *****          *****         *****        *****   *****
***************]       *****]         *****]        *****]       *****   *****]

* [*******] license fees.

** as calculated cumulatively over the entire term of this Agreement for each UPI Program or Ecare, as appropriate and excluding [***************] that expired at the end of the Waiver Term or on June 30, 2001.

***  pricing excludes [*****]

                b.      [*******************************************************
********************************************************************************
******************************************************

        **********************************************************************
        **********************************************************************

*****************************************************************************
***************************************************

        ******

**************************************************************************
********

        **********************************************************************
************************

        **********************************************************************
******************************************************************************
*******************************************************************

************************

         ********       **********      *********       ************   ********
     ***************  *************      *******         **********
                                      ************

*******   *****          *****           *****              *****       *****
****

*************************]

        2.      Support Fee [********] fee per [*******************] Support).
The Support Fee listed in the following chart shall be paid [******************] for each [*********] for which support fees shall be required to be paid (herein referred to as [********************] Support"). The Support Fees owed for each
                -----------------------------
[**************] are calculated separately for each UPI Program and Ecare, on
[********************************************].   The number of [*************
********] Support each [***********] be defined as [**************************
**********] that have been Provisioned (for a particular UPI Program or Ecare as of any [******************] date through [*********************].

[*******************] Support Fee Table:

        UP Link         UP Email        UP Mail Synch   UP Organizer    [*****]
        Server        Application        Application    Application
       Software

       [*****]           [*****]            [*****]        [*****]      [*****]

        3.      [***************************************************************
***********************************************

****************************            ***********************
****************************            ***********************
****************************
****************************
*********

************                            *****************
********************                    *****************
**************                          *****************

*****************************************************************************
        *********************************************************************
        *********************************************************************
        *********************************************************************
        *********************************************************************
        *********************************************************************
        *********************************************************************
        *********************************************************************
        ****************************************

*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
********************************]

                                  Schedule 2
                                    to the
                                THIRD AMENDMENT

                        [****************************]


        1.      [**********************************]
                -----------------------------------

                1.1     Evolution of the UP Link Server Software.  The UP Link
                        -----------------------------------------
Server Software (also referred to herein at "UP Link") may be improved and
                                            -------
expanded by UPI from time to time through the addition of new capabilities and/or functionalities which are integrated by UPI into the UP Link Server Software (hereinafter referred to as "Features") as part of UPI's routine
                                      --------
commercial release process.

                1.2    [********] Supplier.  AT&T hereby designates UPI as
                        ------------------
[**************] supplier of UP Link Server Software functionality [*****] by AT&T for AT&T's browser-enabled service subject to the procedures and requirements outlined in these [********] Supplier Provisions. [**************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************

*******************************************************************************
*******************************************************************************
*********************************************************************

                        ******************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
****************************

                **************************************************************
******************************************************************************
******************************************************************************
*********************************************]

[*****************************************************************************
*********************]

                             **************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
******************************************************************************
*******************************************************************************
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******************************************************************************]

                                  Schedule 3
                                    To the
                                THIRD AMENDMENT

                            AT&T Listed Affiliates

[***********

*****************

************

******************

****************************]

                                AMENDMENT NO. 1

                                       TO

                                Escrow Agreement

                              Dated July 24, 1996

                                    between

                              Unwired Planet, Inc.

                                      and

                      Data Securities International, Inc.

                                      and

                          AT&T Wireless Services, Inc.

                          DATED AS OF December 3, 1996

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                AMENDMENT NO. 1
                                       TO

                                Escrow Agreement



     This Amendment No. 1, dated as of December 3, 1996, is made to the Escrow Agreement (the "Agreement"), dated July 24, 1996, between Unwired Planet, Inc., a Delaware corporation ("UPI), Data Securities International, Inc., a _____________ corporation ("Agent"), and AT&T Wireless Services, Inc., a Delaware corporation ("AT&T"). Except as otherwise indicated, all terms defined in the Agreement shall have the same meanings when used in this Amendment No. 1.

     The parties agree as follows:

     1. The following provision is hereby added to the Agreement as a new paragraph C:

        "UPI and AT&T have entered into a First Amendment To The May 1, 1996 Software License and Support Agreement Between UPI And AT&T, dated November 25, 1996 ("Amendment to Software Agreement"). All terms defined in the Amendment to Software Agreement shall have the same meanings when used in this Escrow Agreement with initial letters capitalized."

     2. The following provision is hereby added to the Agreement as a new paragraph D:

        "Pursuant to Section 7 of the Amendment to Software Agreement, within ten (10) days of the Amendment to Software Agreement UPI will deliver to the Escrow Agent to be held in escrow a complete, current and accurate copy of the UPI Email Application source code."

     3. Paragraph E of the Agreement is hereby amended to read in its entirety as follows:

        "UPI and AT&T desire to appoint Agent to Act as the Escrow Agent to receive, hold and release the (i) UPI Software Source Code and the Application Server Software Source Code pursuant to the Software Agreement and (ii) UPI Email Application source code pursuant to the Amendment to Software Agreement in accordance with the terms, conditions and provisions set forth in this Escrow Agreement."

     4. Section 2 of the Agreement is hereby amended to read in its entirety as follows:

        "(a) Upon execution of this Escrow Agreement and thereafter within three (3) days after any Enhancement is delivered to AT&T, UPI shall deposit with Agent, and Agent shall except from UPI, for storage purposes only, a complete, current copy of all UPI Software Source Code and Application Server Software Source Code to be held in escrow pursuant to this Escrow Agreement. Further, if UPI thereafter makes any material revision, supplement, improvement, addition, update or new version to any UPI Software Source Code or the Application Server Software Source Code, as the case may be, during the Term relating to an executable version that is generally provided to licensees of the UPI Software or Application Server Software without additional charge, UPI shall promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, a complete, current copy of the same to be held in escrow pursuant to this Escrow Agreement, whereupon UPI may remove from the Deposit any UPI Software Source Code or Application Server Software Source Code, as the case may be, that is replaced or superseded by newly deposited items. UPI shall also promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, all other UPI Software or Application Server Software code required to be deposited in escrow by UPI under paragraph 6.2 of the Software Agreement.

        (b) Upon execution of the Amendment to Software Agreement and thereafter, UPI will deliver to the Escrow Agent all source code for each Upgrade and Enhancement provided to AT&T under the Amendment to Software Agreement within three (3) days after such Upgrade or Enhancement is delivered to AT&T. UPI will resubmit the UPI Email Application source code to the Escrow Agent promptly after the occurrence of every Upgrade and Enhancement provided to AT&T hereunder to such code, and will ensure that the UPI Email Application held in escrow will at all times match the UPI Email Application code which is then being used by AT&T. All relevant versions of the supporting UPI Email Application source code (as it relates to the hardware platforms, operation systems, utilities, database management systems and any other supporting code necessary to run the system) will also be delivered to and held in escrow by the Escrow Agent.

        (c) The items deposited in escrow under this Escrow Agreement are sometimes individually or collectively referred to herein as the "Deposit"."

     5. Section 5 of the Agreement is hereby amended to read in its entirety as follows:

        "Agent shall hold in safekeeping and preserve in confidence the Deposit during the Term and shall release or disclose the applicable portion of the Deposit only in accordance with the terms of this Agreement."

     6. The amendments made to the Agreement by this Amendment No. 1 shall be effective as of the date of this Amendment No. 1. The Agreement, as amended by this Amendment No. 1, remains in full force and effect.

Unwired Planet. Inc.:                  Data Securities International, Inc.:
---------------------                  ------------------------------------


Title: /s/ Rick                        Title: /s/
      ---------------------------            ----------------------------

By: CFO                                By: Contract Administrator
   -------------------------------        -------------------------------

Date Signed: 12/20/96                  Date Signed: 1/20/97
            ----------------------                 ----------------------



AT&T Wireless Services, Inc.:
-----------------------------



Title:
      ---------------------------
By: V.P. & General Manager
   ------------------------------

Date Signed: 1/10/97
            ---------------------

                               ESCROW AGREEMENT



                                    between



                             Unwired Planet, Inc.,

                         AT&T Wireless Services, Inc.,

                                      and

                      Data Securities International, Inc.



                           Dated as of July 24, 1996

                                   CONTENTS


1.        Appointment.................................................... 1

2.        Deposit........................................................ 1

3.        Deposit List................................................... 2

4.        Responsibility for Accuracy and Completeness................... 2

5.        Retention and Release of Deposit............................... 2

6.        Release of Deposit............................................. 2

7.        Release Events................................................. 3

  7.1   Release Events................................................... 3

  7.2   Release Notice................................................... 3

  7.3   Agent's Notice to UPI............................................ 3

  7.4   Dispute.......................................................... 3

  7.5   Agent's Notice to AT&T........................................... 3

  7.6   Withdrawal of Notice............................................. 3

8.        Arbitration.................................................... 3

  8.1   General.......................................................... 3

  8.2   Notice........................................................... 4

  8.3   Arbitration...................................................... 4

  8.4   No Ex Parte Discussions.......................................... 4

  8.5   Procedures....................................................... 4

  8.6   Decision......................................................... 4

  8.7   Location......................................................... 5

  8.8   Jurisdiction..................................................... 5

  8.9   Costs............................................................ 5

                                                                          PAGE i

9.        Interpleader.................................................... 5

10.       Fees............................................................ 5

11.       No Duty to Inquire into Truth, Authenticity or Authority;
          Right to Require Additional Documents........................... 5

12.       Indemnification................................................. 5

13.       Termination..................................................... 6

  13.1  Termination by Agent.............................................. 6

  13.2  Termination by AT&T............................................... 6

  13.3  No Other Termination.............................................. 6

14.       Miscellaneous................................................... 6

  14.1  Entire Agreement.................................................. 6

  14.2  Notices........................................................... 6

  14.3  Changes........................................................... 7

  14.4  Severability...................................................... 7

  14.5  Facsimile......................................................... 7

  14.6  Counterparts...................................................... 7

  14.7  Headings.......................................................... 7

  14.8  Specific Performance.............................................. 7

  14.9  Governing Law..................................................... 7

  14.10  Successors and Assigns........................................... 8

                                                                         PAGE ii

                               ESCROW AGREEMENT


     This Escrow Agreement, dated as of July 24, 1996, is made and entered into by and among: AT&T Wireless Services, Inc., a Delaware corporation ("AT&T"); Unwired Planet, Inc., a Delaware corporation ("UPI"); and Data Securities International, Inc., a _____________ corporation ("Agent").

                                   RECITALS

     A. UPI and AT&T have entered into a Software License and Support Agreement, dated as of May 1, 1996 (the "Software Agreement"). All terms defined in the Software Agreement shall have the same meanings when used in this Escrow Agreement with initial letters capitalized.

     B. Pursuant to paragraph 6.2 of the Software Agreement, UPI must prepare and deliver to the Escrow Agent to be held in escrow a complete, current and accurate copy of all the UPI Software Source Code and the Application Server Software Source Code.

     E. UPI and AT&T desire to appoint Agent to act as the Escrow Agent to receive, hold and release the UPI Software Source Code and the Application Server Software Source Code pursuant to the Software Agreement in accordance with the terms, conditions and provisions set forth in this Escrow Agreement.

                                   AGREEMENT

     UPI, AT&T and Agent therefore agree as follows:

1.   Appointment

     UPI and AT&T hereby appoint Agent, and Agent hereby accepts appointment, to act as the "Escrow Agent" contemplated by the Software Agreement.

2.   Deposit

     Upon execution of this Escrow Agreement and thereafter within three (3) days after any Enhancement is delivered to AT&T, UPI shall deposit with Agent, and Agent shall accept from UPI, for storage purposes only, a complete, current copy of all UPI Software Source Code and Application Server Software Source Code to be held in escrow pursuant to this Escrow Agreement. Further, if UPI thereafter makes any material revision, supplement, improvement, addition, update or new version to any UPI Software Source Code or the Application Server Software Source Code, as the case may be, during the Term relating to an executable version that is generally provided to licensees of the UPI Software or Application Server Software without additional charge, UPI shall promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, a complete, current copy of the same to be held in escrow pursuant to this Escrow Agreement, whereupon UPI may remove from the Deposit any UPI Software Source Code or Application Server Software Source Code, as the case may be, that is replaced or superseded by newly deposited items. UPI shall also promptly deposit with Agent, and Agent shall accept from UPI, for storage purposes only, all other UPI Software or Application Server Software code required to be deposited in escrow by UPI under paragraph 6.2 of the Software Agreement. The items deposited in escrow under this Escrow Agreement are sometimes collectively referred to herein as the "Deposit".

3.   Deposit List

     Upon each deposit under paragraph 2, UPI shall furnish to Agent a complete, current list ("Deposit List"), identifying all of the items contained in the Deposit, together with a written certification by an authorized agent of UPI that: (a) the Deposit List is accurate; and (b) a complete master, reproducible copy Of each item on the Deposit List is in the Deposit. Each time that UPI deposits any items pursuant to paragraph 2, Agent shall prepare and deliver to UPI a written receipt for the same. Promptly after each deposit, Agent shall deliver to AT&T a copy of the Deposit List and certification furnished by UPI and a copy of the receipt prepared by Agent.

4.   Responsibility for Accuracy and Completeness

     Agent shall not be required to determine the accuracy or completeness of any deposit under paragraph 2 or any Deposit List furnished by UPI under paragraph 3. Further, Agent shall not be responsible for any items not actually deposited with it, whether or not such items were required to be deposited under the terms of this Escrow Agreement, the Software Agreement or any other agreement.

5.   Retention and Release of Deposit

     Agent shall hold in safekeeping and preserve in confidence the Deposit during the Term and shall release or disclose the Deposit only in accordance with the terms of this Agreement.

6.   Release of Deposit

     Agent shall release the Deposit only as follows:

          (a) Agent shall release the Deposit to UPI or AT&T upon Agent's receipt of written instructions to do so signed by an officer of each of UPI and AT&T; provided that all fees payable to Agent for performance of its services hereunder have been fully paid.

          (b) Agent shall release the Deposit to UPI at any time that Agent ceases doing business or is unable to hold the Deposit in accordance with the terms of this Agreement due to forces beyond its reasonable control; provided that all fees payable to Agent for performance of its services hereunder have been fully paid, and provided further that Agent gives such advance notice to UPI and AT&T as is reasonably practicable in the circumstances. Upon such notice, UPI and AT&T shall use their best efforts to agree upon a substitute escrow agent and enter into an escrow agreement containing substantially the same terms as this Escrow Agreement pursuant to which UPI shall deliver the Deposit to the substitute escrow agent.

          (c) Agent shall release the Deposit to AT&T on the eleventh (11th) day after Agent gives UPI a written Release Notice therefor pursuant to paragraph 7.3, provided that Agent does not receive a Dispute Notice from UPI in the manner and within the time specified in paragraph 7.4.

          (d) Agent shall release all or a portion of the Deposit in accordance with any arbitration award pursuant to Section 8 determining that a Release Event as to the UPI Software or the Application Server Software, as the case may be, has occurred, but in no event less than ten (10) days following such award.

          (e) Agent shall release the Deposit to such persons and in such manner as may be directed by order of any court of competent jurisdiction pursuant to Section 9 or otherwise.

          (f) Upon the termination or expiration of the Term pursuant to Section 13, Agent shall release the Deposit to UPI or, if directed in writing signed by an officer of UPI and an officer of AT&T, to a substitute escrow agent.

7.   Release Events

     7.1  Release Events

     AT&T shall be entitled to release of the Deposit upon the occurrence of a Release Event.

     7.2  Release Notice

     Upon the occurrence of any Release Event, AT&T may deliver to Agent a written notice (the "Release Notice") of the Release Event and requesting release of the Deposit as provided for in paragraph 7.1. The Release Notice must contain a statement, verified by an officer of AT&T, that the applicable Release Event has occurred and that the Deposit is to be released.

     7.3  Agent's Notice to UPI

     Upon receipt of a Release Notice, Agent shall promptly give UPI written notice of such receipt and transmit with such notice a copy of the Release Notice.

     7.4  Dispute

     UPI may dispute a Release Notice at any time within ten (10) days after UPI receives written notice thereof pursuant to paragraph 7.3, by giving written notice to Agent specifically denying the occurrence of such Release Event and setting forth a description of any facts that indicate that the Release Event did not occur (the "Dispute Notice").
     7.5  Agent's Notice to AT&T

     Upon receipt of a Dispute Notice, Agent shall promptly give AT&T notice of such receipt and transmit with such notice a copy of the Dispute Notice.

     7.6  Withdrawal of Notice

     AT&T may withdraw its Release Notice at any time by giving Agent and UPI written notice of such withdrawal. UPI may withdraw its Dispute Notice at any time by giving Agent and AT&T written notice of such withdrawal.

8.  Arbitration

     8.1   General

     Any dispute of a Release Notice pursuant to paragraph 7.4 shall be settled by final and binding arbitration in accordance with the provisions of this section. The sole issue to be decided in any such arbitration shall be whether any Release Event has occurred.

     8.2  Notice

     If, within fifteen (15) days after receipt of any notice from Agent that it has received a Dispute Notice, the dispute has not been resolved in a mutually acceptable manner, either party may initiate the arbitration procedure under this section by giving the other party written notice demanding arbitration of the dispute.

     8.3  Arbitration

     Unless otherwise agreed by UPI and AT&T, any dispute submitted to arbitration under this section shall be presented to a panel of three arbitrators. The party demanding arbitration under paragraph 8.2 shall appoint and specify one of the arbitrators in its notice demanding the arbitration. The other party shall appoint a second arbitrator and give the demanding Party written notice of such appointment within thirty (30) days after the notice demanding the arbitration. The two arbitrators so appointed shall appoint a third arbitrator who shall act as chairman of the arbitration panel, if the two arbitrators appointed by the parties do not agree upon the third arbitrator within thirty (30) days after appointment of the second arbitrator, then, upon request of UPI or AT&T, the third arbitrator shall be appointed in accordance with the Arbitration Rules of the Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.). If any arbitrator is unable to serve as an arbitrator, then a substitute arbitrator shall be promptly designated by the person or persons who appointed the arbitrator who is unable to serve.

     8.4  No Ex Parte Discussions

     No party may discuss the dispute to be arbitrated with any arbitrator after such arbitrator is appointed and prior to the arbitration panel's determination, without providing the other party with reasonable advance notice and the opportunity to participate in such discussions.

     8.5  Procedures

     The arbitration shall be conducted in accordance with the Arbitration Rules of J.A.M.S. Additional rules of procedure for the conduct of the arbitration may be determined by a majority of the arbitrators. Such rules of procedures shall direct the expeditious evaluation of the merits of the dispute and rendering of a decision consistent with the complexity of the dispute being arbitrated. In any arbitration, each party shall have:

          (a) full access to the records of the other parties that pertain to the dispute;

          (b) the power to call for testimony of any director, officer, employee, agent or representative of the other parties; and

          (c) all other rights of discovery accorded to parties in civil actions under the Federal Rules of Civil Procedure (or rules or laws applicable to court proceedings adopted in lieu thereof) applicable in proceedings before the court specified in section 9.8.

     8.6  Decision

     Unless otherwise agreed by UPI and AT&T, the arbitrators shall render a decision determining whether the Release Event has occurred within thirty (30) calendar days after completion of the arbitration proceeding. The decision of the arbitration panel shall be made by a majority of the arbitrators and shall be binding upon the parties.

     8.7  Location

     Any arbitration hearings under this Agreement shall be held at a mutually acceptable location in or near San Francisco, California, U.S.A.

     8.8  Jurisdiction

     The Superior Court of the State of California in and for the City and County of San Francisco, shall be the forum for any court supervision of any arbitration under this section.

     8.9  Costs

     Each party shall pay for the services and expenses of the arbitrator appointed by it. The costs for the services and expenses of the third arbitrator and all administration costs of the arbitration shall be paid by the non-prevailing party.

9.   Interpleader

     Notwithstanding any other provision of this Agreement, if Agent receives a Release Notice and Agent is uncertain whether the Release Notice was timely or otherwise effective, then Agent may, in its sole discretion, begin an interpleader action and deposit the Deposit with the clerk of the court or withhold release of the Deposit until instructed otherwise by court order. In connection with any such deposit, Agent shall seek an appropriate order to seal the deposit so as to prevent release or disclosure to third parties.

10.  Fees

     AT&T shall pay to Agent the initial and annual fees prescribed on the attached Exhibit 1 for performance of services by Agent during the Term. Agent may change its rates from time to time by providing at least sixty (60) days' advance written notice of such change to AT&T.

11. No Duty to Inquire Into Truth, Authenticity or Authority; Right to Require Additional Documents

     Agent shall not be required to inquire into the truth of any statements or representations contained in any notices, certificates or other documents required or otherwise provided hereunder, and shall be entitled to assume that the signatures on such documents are genuine, that the persons signing on behalf of any party thereto are duly authorized to execute the same, and that all actions necessary to render any such documents binding on the party purportedly executing the same have been duly undertaken. Without in any way limiting the foregoing, Agent may in its discretion require from UPI or AT&T additional documents which it deems to be necessary or desirable in the course of performing its obligations hereunder.

12.  Indemnification

     Agent shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to the escrow arrangement set forth herein. Provided Agent has acted in the manner stated in the preceding sentence, AT&T and UPI each agree to indemnify, defend and hold harmless Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Agent relating in any way to the escrow arrangement set forth in this Agreement.

13.  Termination

     13.1  Termination by Agent

     Agent may, at any time, terminate the term of this Agreement by resigning as escrow agent hereunder. Agent shall provide UPI and AT&T ninety (90) days' advance written notice of its intention to resign. Further, Agent may terminate the term of this Agreement upon written notice to UPI and AT&T if AT&T defaults in the payment of the fees payable to Agent under section 10 and fails to cure such default within ten (10) days after its receipt of written notice of default from Agent.

     13.2  Termination by AT&T

     AT&T may, at any time, terminate the term of this Agreement by providing Agent fourteen (14) days advance written notice of such termination, signed by an officer of AT&T; provided that all fees payable to Agent for performance of its services hereunder have been fully paid.

     13.3  No Other Termination

     Except as provided in paragraphs 13.1 and 13.2, this Escrow Agreement may not be terminated or modified except in writing signed by Agent, UPI and AT&T; provided, however, that this Agreement will terminate and all items held in escrow hereunder will be returned to UPI upon any termination of the license granted to AT&T under Section 2 of the Software Agreement.

14.  Miscellaneous

     14.1  Entire Agreement

     This Escrow Agreement constitutes the final and entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings.

     14.2  Notices

     All notices, requests, consents and other communications provided for herein to any party shall be deemed to be sufficient if contained in a written instrument either: (a) delivered in person or by facsimile or telex; or (b) sent by first-class registered or certified mail postage prepaid, addressed to the party at the address set forth below, or such other address as may be hereafter be designated in writing by the party. Notices will be effective only upon actual receipt.

     If to UPI:             Unwired Planet, Inc.
                            390 Bridge Parkway
                            Redwood Shores, CA 94065
                            Attn: President


     If to AT&T:            AT&T Wireless Services, Inc.
                            Wireless Data Division
                            10230 N.E. Points Dr.
                            Kirkland, Washington 98033
                            Attn:  WDD General Counsel

     If to Agent:           Data Securities International, Inc.
                            425 California Street, Suite 1450
                            San Francisco, CA 94104
                            Attn:  ______________________


     14.3  Changes

     The terms of this Escrow Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the parties.

     14.4  Severability

     If any term or provision of this Escrow Agreement or the application thereof as to any person or circumstance shall to any extent be invalid or unenforceable, the remaining terms and provisions of this Escrow Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Escrow Agreement shall be valid and enforceable to the fullest extent permitted by law.

     14.5  Facsimile

     This Escrow Agreement may be executed by facsimile signature.

     14.6  Counterparts

     This Escrow Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument. All such counterparts together shall constitute but one agreement.

     14.7  Headings

     The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Escrow Agreement.

     14.8  Specific Performance

     In the event of any breach of or default under this Agreement by any party, other than a breach or default of a monetary obligation, the other party may suffer irreparable harm and have no adequate remedy at law. Consequently, in the event of such breach or default, or any threat of such breach or default, by any party, then the other parties will be entitled to temporary or permanent injunctive relief, specific performance and such other equitable relief as may be appropriate in he circumstances in order to restrain or enjoin the breach or default. This paragraph will not be interpreted or construed to require the release of the Deposit pursuant to a Release Notice that has been disputed in good faith by UPI in accordance with paragraph 7.4, prior to resolution of the dispute pursuant to Section 8. The rights and remedies under this paragraph are in addition to, and not in lieu of, any other right or remedy afforded under any other provision of this Agreement, by law or otherwise.

     14.9  Governing Law

     This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws.

     14.10  Successors and Assigns

     This Agreement shall inure to the benefit of, be binding upon and be enforceable by each of the parties and their respective successors and assigns. The assignment and delegation rights of the Parties with respect to this Agreement are set forth in Section 10.5 and 10.6 of the Software Agreement.

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date set forth above.



UPI:                          Unwired Planet, Inc.



                              By /s/ Rick Smith
                                -----------------------------
                              Title     CFO
                                    -------------------------



AT&T:                         AT&T Wireless Services, Inc,



                              By
                                -----------------------------
                              Title     Vice President
                                   --------------------------


Agent:                        Data Securities International, Inc.



                              By
                                ------------------------------
                              Title  Western Regional Manager
                                    --------------------------

                         EXHIBIT 1 TO ESCROW AGREEMENT

                                 Fee Schedule
                                 ------------



            See Attached.

                                                           ESCROW             ANNUAL FEES
                                                           ACCOUNT            ADDITIONAL
      PROTECTION SYSTEM                 FIRST              RENEWAL            BENEFICIARY
                                        YEAR                YEARS             OR DEPOSITOR

Preferred                               $2,300              $1,300                $  n/a

Master Preferred Depositor               3,300               1,300                   650

Master Preferred Beneficiary             3.300               1,300                 1,300

Comprehensive Preferred                  3,100               2,100                   n/a

FlexSAFE                                 1,500               1,200                    50

SAFE                                     1,500               3,200                   200

Technology Protection [POST]               650                 650                   n/a

1 Included Services
  Administrative services and protection vary depending on the system selected. Please consult with your DSI representative to ensure that you are utilizing the agreement that is best suited to your needs.

2 Custom Agreements
  A $550 customization fee will be added to the first year when contract charges increase DSI's risk or modify our release, termination or update processors.

3 Preferred Discounts
  Preferred fees will be discounted $650/year when the deposit materials are held in an existing DSI escrow account.

4 Additional Protection Systems
  New systems may be added for a fee equal to the setup for the new system. The setup fee is the difference between the first year and renewal year fees. POST systems may be upgraded to escrow systems - contact your DSI representative for further information.


SERVICE OPTIONS

Unlimited deposit updates/replacements + one additional       $     300/yr
 storage unit

Individual deposit updates/replacements                       $     200/ea

Deposit/Track updates                                         $     300/ea

Remote vaulting                                               $     500/yr

Release filing fee                                                  no/fee

Additional storage units                                      $     100/ea

Technical verification (estimates based on $150/hr.)
  Verification Level I                                        $    300-600
  Verification Level II (includes level I)                    $  600-1,200
  Verification Level III (includes level II)                  $2,400-4,600

                                                                       EXHIBIT B



                       DESCRIPTION OF DEPOSIT MATERIALS



Depositor Company Name
                       _________________________________________________________
Account Number
               _________________________________________________________________


PRODUCT DESCRIPTION:

Product Name __________________________________  Version ______________________

Operating System
                 _______________________________________________________________

________________________________________________________________________________

Hardware Platform
                   _____________________________________________________________

________________________________________________________________________________
DEPOSIT COPYING INFORMATION:

Hardware required:
                  ______________________________________________________________

________________________________________________________________________________
Software required:
                   _____________________________________________________________

________________________________________________________________________________

DEPOSIT MATERIAL DESCRIPTION:

Qty       Media Type & Size              Label Description of Each Separate Item
                                         (excluding documentation)
_____     Disk 3.5" or ____

_____     DAT tape ____ mm

_____     CD-ROM

_____     Data cartridge tape

_____     TK 70 or ____ tape

_____     Magnetic tape ____

_____     Documentation

_____     Other _________________________



I certify for Depositor that the       DSI has inspected and accepted
above described deposit materials      materials (any exceptions are
have been transmitted to DSI:          noted above):

Signature _________________________    Signature ____________________________
Print Name  _______________________    Print Name  __________________________
Date ______________________________    Date Accepted ________________________
                                       Exhibit B# ___________________________



     Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123